SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. ____)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                           IRVINE PACIFIC CORPORATION
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:


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     (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

                           IRVINE PACIFIC CORPORATION
                            1731 TWENTY FIRST STREET
                         SANTA MONICA, CALIFORNIA 90404

November 12, 2003

Dear Shareholders:

         You are cordially invited to attend a special meeting of the shareholders of Irvine Pacific Corporation, which will be held at 10: a.m., pacific time, on November 21, 2003, at our offices located at 1721 Twenty First Street, Santa Monica, CA 90404. At the special meeting, we will ask you to consider and vote on a proposal to change the state of incorporation of the Company from Colorado to Delaware.

         The reincorporation will result in a change in the Company's name from Irvine Pacific Corporation to iMedia International, Inc. It will not however result in a change in our headquarters, business, jobs, management, location of any of our offices or facilities, number of employees, assets, liabilities or net worth. We believe it will be beneficial to the Company and its shareholders in the long run to obtain the benefits of Delaware's comprehensive widely used and extensively interpreted corporate law. We further believe the benefits are supported by the fact that more than half of the Fortune 500 publicly traded companies are incorporated in Delaware. Because of differences between the laws of Colorado and Delaware, as well as differences between the Company's charter and bylaws before and after the reincorporation, the reincorporation will effect some changes in your rights as shareholders of the Company. The most significant of these changes are discussed in detail in the accompanying proxy statement under "Comparison of Shareholder Rights Before and After the Reincorporation" beginning on page 5. We expect that the reincorporation will be tax-free to you for U.S. federal income tax purposes. Upon completion of the reincorporation, your shares will continue to be quoted on the Pink Sheets.

         The board of directors of the Company has unanimously approved the reincorporation proposal. Approval of the proposal by shareholders will require the affirmative vote of the holders of a majority of all the votes entitled to be cast by the holders of our common stock.

         Your   board  of   directors   recommends   that  you  vote  "FOR"  the
reincorporation in Delaware.

         Your vote is very important, regardless of the number of shares you own. Whether or not you intend to be present at the special meeting in person, please complete, date and sign the enclosed proxy card and return it in the envelope provided for that purpose. If your shares are held in an account at a brokerage firm or bank, you must instruct the brokerage firm or bank how to vote your shares. I look forward to your support.


                                                      Sincerely,

                                                      David MacEachern, Chairman





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

                           IRVINE PACIFIC CORPORATION
                            1721 Twenty First Street
                         Santa Monica, California 90404
                                 (310) 453-4499

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                     To be held on Friday, November 21, 2003

To our Shareholders:

         You are cordially invited to attend a special meeting of shareholders of Irvine Pacific Corporation, a Colorado corporation.

         When:         Friday, November 21, 2003 at 10: a.m., pacific time.

         Where:        1721 Twenty First Street, Santa Monica, California 90404.

         Why:       1.     To consider  and vote on a proposal to  reincorporate
                           Irvine Pacific  Corporation ("IPC") from the State of
                           Colorado    to   the   State   of    Delaware.    The
                           reincorporation is to be effected pursuant to an Agreement and Plan of Merger by and between iMedia
                           International, Inc, a Delaware corporation ("iMedia") and a wholly owned subsidiary of IPC, pursuant to which IPC will merge with and into the iMedia, and iMedia will be the surviving corporation. Approval of the reincorporation proposal will constitute approval of the reincorporation merger and the Agreement and Plan of Merger.

                  2. To transact such other business as may properly come before the meeting, including any postponement or adjournment thereof to solicit additional proxies in favor of proposal 1 above in the event that there are not sufficient votes for approval of proposal 1 at the meeting.

         Shareholders of record of Irvine Pacific Corporation at the close of business on October 22, 2003, are entitled to vote at the special meeting or any postponements or adjournments thereof.

         Because the shares of our common stock are not listed on a national exchange of quoted on Nasdaq, you are entitled to assert dissenters' rights with respect to the reincorporation proposal under the Colorado Business Corporation Act.

         Whether or not you intend to be present at the special meeting in person, we urge you to please complete, date and sign the enclosed proxy and return it in the envelope provided for that purpose, which does not require postage if mailed in the United States.

Santa Monica, California
November 5, 2003

We urge you to complete, date and sign the enclosed proxy and return it promptly in the enclosed envelope. The proxy is revocable at any time prior to its use.




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

                           IRVINE PACIFIC CORPORATION
                            1721 Twenty First Street
                         Santa Monica, California 90404
                                 (310) 453-4499


                         SPECIAL MEETING OF SHAREHOLDERS
                            Friday, November 21, 2003
                               __________________


                                 PROXY STATEMENT

         This proxy statement is being furnished to holders of common stock, $.001 ("IPC Common Stock"), of Irvine Pacific Corporation, a Colorado corporation (the "Company" or "IPC"), in connection with the solicitation of proxies by our board of directors for use at a special meeting of our shareholders, or any adjournment or postponement thereof, to be held at 1721 Twenty First Street, Santa Monica, California 90404 on Friday, November 21, 2003 at 10: a.m., pacific time. This proxy statement and the accompanying form of proxy are being first mailed to our shareholders on or about November 5, 2003.

         The special meeting has been called for the following purposes:

         1. To consider and vote on a proposal to reincorporate the Company from the State of Colorado to the State of Delaware. The reincorporation is to be effected pursuant to an Agreement and Plan of Merger by and between the Company and iMedia International, Inc., a Delaware corporation ("iMedia") and a wholly owned subsidiary of the Company, pursuant to which the Company will merge with and into iMedia, and iMedia will be the surviving corporation. Approval of the reincorporation proposal will constitute approval of the reincorporation merger and the Agreement and Plan of Merger.

         2. To transact such other business as may properly come before the meeting, including any postponement or adjournment thereof to solicit additional proxies in favor of proposal 1 above in the event that there are not sufficient votes for approval of proposal 1 at the meeting.

         Only shareholders of record at the close of business on October 22, 2003 are entitled to vote at the special meeting or any adjournments or postponements thereof. At the close of business on the record date, we had 58,475,558 shares of IPC Common Stock outstanding and entitled to vote at the special meeting.

         As of the close of business on the record date, directors and officers of the Company beneficially owned 28,053,510 shares of IPC Common Stock. Which represents approximately 48.61% of the voting power of IPC Common Stock. As of the close of business on the record date, Waletta Far East LTD beneficially owned 5,440,000 shares of IPC Common Stock, representing 9.48% of the shares and voting power of IPC Common Stock. These parties which collectively hold 58.09% of the voting power of IPC Common Stock have informed us that they intend to vote all of the shares of IPC Common Stock beneficially owned by them in favor of the reincorporation proposal.

         Our executive offices are located at 1721 Twenty First Street, Santa Monica, California 90404, telephone (310) 453-4499. The shares represented by each valid proxy received in a timely manner will be voted in accordance with the choices you indicate on the proxy. A valid proxy will be voted "FOR" the proposals listed on the proxy card unless otherwise indicated on such proxy card. Shareholders who hold their shares in street name must provide their broker with instructions on how to vote the "street name" shares. A broker will not be permitted to vote on the reincorporation proposal without instructions. If you abstain from voting or you fail to vote, or to instruct your broker how to vote any shares held for you in your broker's name, it will have the same effect as a vote against the reincorporation proposal.



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

                               SUMMARY TERM SHEET

The following is only a summary of certain material information contained in this document. You should carefully review this entire document along with the annexes attached hereto to understand the proposal fully.

     o Time and Place of Special Meeting (See cover page, Notice of Special Meeting of Shareholders): Friday, November 21, 2003 at 10: a.m., Pacific Time, at 1721 Twenty First Street, Santa Monica, California 90404.

     o Record Date (See page 1): You can vote at the special meeting if you owned common stock of Irvine Pacific Corporation at the close of business on October 22, 2003.

     o Proposal to be Voted on (See page 2): We are proposing to change our state of incorporation from Colorado to Delaware by merging into a wholly owned subsidiary. We sometimes refer to this proposal as the reincorporation proposal.

     o Our Reasons for the Reincorporation Proposal (See page 3): The primary reason for the reincorporation from Colorado to Delaware is to obtain the benefits of Delaware's comprehensive, widely used and extensively interpreted corporation law.

     o Our Name in Connection with the Reincorporation: Our name will change in connection with the reincorporation; we will continue operation under the name "iMedia International, Inc."

     o Effect of Approving the Reincorporation Proposal (See page 5): If the reincorporation proposal is approved, the reincorporation merger will be consummated and the Company will be incorporated in Delaware. The reincorporation will not change, headquarters, business, jobs, management, location of any of our offices or facilities, number of employees, assets, liabilities or net worth. Our current directors and officers will become the directors and officers of iMedia upon effectiveness of the reincorporation. None of our subsidiaries will be changing their respective states or jurisdictions of incorporation in connection with the reincorporation proposal.

     o Effect of Not Approving the Reincorporation Proposal (See page 5): If the reincorporation proposal fails to obtain the vote required for approval, the reincorporation merger will not be consummated and the Company will continue to operate as a corporation incorporated in Colorado.

     o What You Will Receive in the Reincorporation Merger (See page 4): You will not need to exchange your existing stock certificates for stock certificates of iMedia. Each of your shares of IPC Common Stock automatically will be converted into one share of iMedia Common Stock, and each of your shares of IPC Common Stock, with respect to which dissenters' rights are not validly perfected, automatically will be converted into one share of common stock of iMedia.

     o Effect of the Reincorporation on the Trading of Your Shares of IPC Common Stock (See page 3): At the effective time of the reincorporation merger, your shares of IPC Common Stock will become an equivalent number of shares of iMedia Common Stock and will continue to be quoted on the Pink Sheets.

     o    Recommendation of the Board of Directors of the Company (See page 16):
          The board of directors of the Company recommends that you vote "For" the reincorporation proposal.

     o Vote Required (See page 1): Approval of the reincorporation proposal will require the affirmative vote of the holders of a majority of all of the votes entitled to be cast by. Approval of the reincorporation proposal will constitute approval of the reincorporation merger and the Merger Agreement.

     o How to Vote Your Shares (See pages 1-2): Complete, date and sign the enclosed proxy card and mail it in the enclosed return envelope as soon as possible, so that your shares may be represented at the special meeting. In order to assure that your vote is obtained, please send us your completed, dated and signed proxy even if you currently plan to attend the special meeting in person.

     o How to Revoke Your Proxy (See page 2): You may revoke your proxy either by delivering to the Secretary of the Company a signed notice of revocation or a later dated and properly executed proxy, or by attending the meeting and voting in person.

     o Dissenters' Rights (See pages 16-17): Because the shares of our common stock are not listed on a National Exchange or quoted on Nasdaq, the holder of such shares is entitled to dissenters' rights under Colorado law in connection with the reincorporation. We do not expect the holder of our common stock to exercise such rights.

     o Voting of Shares Held in "Street Name" (See page 1): Your broker will not be permitted, without your instructions, to vote your shares held in street name on the reincorporation proposal. You should, therefore, be sure to provide your broker with instructions on how to vote your shares. Failure to vote, or to instruct your broker how to vote any shares held for you in your broker's name, will have the same effect as a vote against the reincorporation proposal.

     o Tax Effects of the Reincorporation (See page 16): We believe that the reincorporation will be tax-free to our shareholders and you will be entitled to the same aggregate basis in the shares of iMedia as the aggregate basis you have in our common stock. Everyone's tax situation is different and you should consult with your personal tax advisor regarding the tax effects of the reincorporation.

     o Changes in Shareholder Rights (See pages 5-15): After completion of the reincorporation merger, the rights of all shareholders will be governed by Delaware law and by the Company's Delaware certificate of incorporation and bylaws. The most significant changes in shareholders' rights before and after the reincorporation are discussed in detail in "Proposal 1--Reincorporation of the Company as a Delaware Corporation--Comparison of Shareholder Rights Before and After the Reincorporation" on pages 5-15.

     o    Whom You Should Call with  Questions:  If you have further  questions,
          you  may  contact  our  Executive   President,   Kelly   Konzelman  on
          310-453-4499.

                                TABLE OF CONTENTS

VOTING MATTERS  ...............................................................7
RECORD DATE; SHARES OUTSTANDING AND VOTING RIGHTS .............................7
QUORUM AND VOTE REQUIRED .....................................................10
PROXIES AND VOTING PROCEDURES .................................................7
PROPOSAL 1 ....................................................................8
GENERAL .......................................................................8
NO CHANGE IN BUSINESS, JOBS, PHYSICAL LOCATION, ETC. ..........................8
REASONS FOR THE REINCORPORATION ...............................................8
IMEDIA ........................................................................9
THE MERGER AGREEMENT .........................................................20
EFFECTIVE TIME ................................................................9
EFFECT OF NOT OBTAINING THE REQUIRED VOTE FOR APPROVAL .......................10
COMPARISON OF SHAREHOLDER RIGHTS BEFORE AND AFTER THE REINCORPORATION ........10
FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION MERGER ................16
ACCOUNTING TREATMENT OF THE REINCORPORATION MERGER ...........................16
REGULATORY APPROVAL ..........................................................17
DISSENTERS' RIGHTS FOR THE HOLDER OF IPC COMMON STOCK ........................17
SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS AND CERTAIN
   BENEFICIAL OWNERS .........................................................18
SOLICITATION PROCEDURES ......................................................18
OTHER BUSINESS ...............................................................18
    ANNEX A AGREEMENT AND PLAN OF MERGER .....................................20
    ANNEX B CERTIFICATE OF INCORPORATION OF THE COMPANY ......................25
    ANNEX C BYLAWS OF THE COMPANY ............................................29
    ANNEX D COLORADO BUSINESS CORPORATION ACT ................................45













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

                                 VOTING MATTERS

         RECORD DATE; SHARES OUTSTANDING AND VOTING RIGHTS

         Our board of directors has fixed the close of business on October 22, 2003 as the record date for the determination of holders of shares of IPC Common Stock entitled to receive notice of and to vote at the special meeting or any adjournments or postponements thereof. At the close of business on the record date, the Company had 58,475,558 outstanding. Each outstanding share of IPC Common Stock is entitled to one vote. Approval of the reincorporation proposal will constitute approval of the reincorporation merger and the Merger Agreement.

         QUORUM AND VOTE REQUIRED

         The presence, in person or by proxy, of the holders of a majority of the outstanding shares of IPC Common Stock is necessary to constitute a quorum. Abstentions and broker non-votes will be considered present at the special meeting for the purpose of calculating a quorum. If there are not sufficient votes in attendance at the meeting in person or by proxy to constitute a quorum for approval of any matters to be voted upon at the special meeting, the special meeting may be adjourned to permit further solicitation of proxies in order to achieve a quorum.

         You may vote in favor of, abstain, or vote against the reincorporation proposal. The reincorporation proposal will only be implemented if we obtain the required shareholder vote.

         PROXIES AND VOTING PROCEDURES

         All shares of IPC Common Stock represented by properly executed proxies received prior to or at the special meeting, and not revoked, will be voted in accordance with the instructions indicated in those proxies. If no specific instructions are given on the proxy card with respect to the matter(s) to be acted upon at the special meeting, shares of IPC Common Stock represented by a properly executed proxy will be voted "FOR" the proposals set forth on the accompanying proxy card.

         Shareholders who hold their shares through nominees such as a broker or a bank (i.e., in street name) must provide their broker with instructions on how to vote the street name shares. If your broker holds your shares in its name, your broker may not vote your shares on the reincorporation proposal absent instruction from you. Consequently, without your voting instruction on this item, a broker non-vote will occur. Failure to vote, or to instruct your broker how to vote any shares held for you in your broker's name, will have the same effect as a vote against the reincorporation proposal.

         The election inspector appointed for the meeting will tabulate votes cast in person or by proxy at the special meeting. Jeffrey Thomas, will act as inspector of election for the special meeting.

         Each proxy should be completed, dated, signed and returned in the envelope provided for that purpose. Proxies properly executed and returned in a timely manner will be voted at the special meeting in accordance with the directions noted in the proxy. Any shareholder giving a proxy has the power to revoke it any time before it is voted, either by delivering to the secretary of the Company a signed notice of revocation or a later dated and properly executed proxy or by attending the special meeting and voting in person. Attendance at the meeting will not in itself revoke a proxy. Any written notice of revocation or subsequent proxy should be sent so as to be delivered to our executive offices, Attention: Kelly Konzelman, or hand delivered to Kelly Konzelman at the address of our executive offices, at or before the vote to be taken at the special meeting. In order to assure that your vote is obtained, please return your properly completed, dated and executed proxy to us even if you currently plan to attend the special meeting in person.

         So far as the Company's board of directors is aware, the proposals set forth in the accompanying proxy card are the only matters to be acted upon at the special meeting. If any other matters are properly brought before the special meeting, including without limitation, a motion to adjourn the special meeting to another time and/or place for the purpose of, among other things, disseminating information regarding material developments relating to the


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

reincorporation proposal, or soliciting additional proxies in favor of approval of the reincorporation proposal, the persons whose names appear on the accompanying proxy card will vote the shares represented by such proxy upon such matters in their discretion; provided, however, that if the Company proposes to adjourn the special meeting for the purpose of soliciting additional votes in favor of the reincorporation proposal, and seeks a vote of shareholders on such adjournment, no proxy that is voted against the last proposal set forth on the proxy card (or on which a shareholder elects to abstain on such matter) will be voted in favor of any adjournment for the purpose of soliciting additional proxies if such proposal to adjourn is made by the Company. Should the special meeting be reconvened, all proxies will be voted in the same manner as they would have been voted when the special meeting was originally convened, except for proxies effectively revoked or withdrawn prior to the time proxies are voted at the reconvened special meeting.

                                   PROPOSAL 1
                  REINCORPORATION OF IRVINE PACIFIC CORPORATION
                            IN THE STATE OF DELAWARE

         GENERAL

         At the special meeting shareholders of the Company will be asked to vote upon the reincorporation of the Company from the State of Colorado to the State of Delaware. The reincorporation will be effected pursuant to an Agreement and Plan of Merger, dated as of October 30, 2003 (the "Merger Agreement"), by and between the Company and iMedia a wholly owned subsidiary of the Company. On October 30, 2003, the boards of directors of each of the companies unanimously approved the Merger Agreement, and subsequently the Company, as the sole stockholder of iMedia, adopted the Merger Agreement. The Merger Agreement is attached as Annex A to this proxy statement.

         NO CHANGE IN, BUSINESS, JOBS, PHYSICAL LOCATION, ETC.

         The reincorporation merger will effect a change in the legal domicile of the Company, the name of the Company and other changes of a legal nature, the most significant of which are described below under the heading "Comparison of Shareholder Rights Before and After the Reincorporation." However, the reincorporation merger will not result in any changes in our headquarters, business, jobs, management, location of our office, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the reincorporation merger, which are immaterial). Our management, including all directors and officers, will remain the same in connection with the reincorporation merger and will assume identical positions with iMedia. There will be no new employment agreements for executive officers or other direct or indirect interest of the current directors or executive officers of the Company in the reincorporation merger as a result of the reincorporation. Upon the effective time of the reincorporation merger, your shares of IPC Common Stock will be converted into an equivalent number of shares of iMedia Common Stock.

         REASONS FOR THE REINCORPORATION

         Delaware is a nationally recognized leader in adopting and implementing comprehensive and flexible corporate laws. The General Corporation Law of the State of Delaware (the "DGCL") is frequently revised and updated to accommodate changing legal and business needs. Almost 60% of the Fortune 500 corporations are incorporated in Delaware. With the anticipated growth of the Company and changes in the composition of our management and board of directors in connection with the recent acquisition of Hollywood Previews, Inc. a California corporation, we think it will be beneficial to the Company and its shareholders to obtain the benefits of Delaware corporate law.

         In addition, Delaware has established a specialized court, the Court of Chancery, having exclusive jurisdiction over matters relating to the DGCL. The Chancery Court has no jurisdiction over criminal and tort cases, and corporate cases are heard by judges, without juries, who have many years of experience with corporate issues. Traditionally, this has meant that the Delaware courts are able in most cases to process corporate litigation relatively quickly and effectively. By comparison, many states, including Colorado, do not have a specialized judiciary over matters relating to corporate issues.

         Delaware courts have developed considerable expertise in dealing with corporate legal issues and produced a substantial body of case law construing Delaware corporate laws, with multiple cases concerning areas that no Colorado court has considered. Because our judicial system is based largely on legal precedents, the abundance of Delaware case law should serve to enhance the relative clarity and predictability of many areas of corporate law, which should offer added advantages to the Company by allowing our board of directors and management to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions.

         iMedia

         iMedia, our wholly owned subsidiary, was incorporated under the DGCL on October 29, 2003 under the name "iMedia International, Inc.," exclusively for the purpose of merging with the Company. The address and phone number of iMedia's principal office are the same as those of the Company. Prior to the reincorporation merger, iMedia will have no material assets or liabilities and will not have carried on any business.

         Upon completion of the reincorporation merger, the rights of the stockholders of iMedia will be governed by the DGCL and the certificate of incorporation and the bylaws of iMedia (the "Delaware Certificate of Incorporation" and the "Delaware Bylaws," respectively). The Delaware Certificate of Incorporation and the Delaware Bylaws are attached to this proxy statement as Annexes B and C, respectively.

         THE MERGER AGREEMENT

         The Merger Agreement provides that the Company will merge with and into iMedia, with iMedia being the surviving corporation. Pursuant to the Merger Agreement, iMedia will assume all assets and liabilities of the Company, including obligations under our outstanding indebtedness and contracts. Our existing board of directors and officers will become the board of directors and officers of iMedia for identical terms of office. Our existing subsidiaries will become the subsidiaries of iMedia.

         At the effective time of the reincorporation merger, each outstanding share of IPC Common Stock, with respect to which dissenters' rights are not validly perfected, automatically will be converted into one share of common stock, par value $0.001, of iMedia ("iMedia Common Stock"). You will not have to exchange your existing stock certificates of the Company for stock certificates of iMedia. However, after consummation of the reincorporation merger, any stockholder desiring a new form of stock certificate may submit the existing stock certificate to iMedia's transfer agent for cancellation, and obtain a new Delaware form of certificate.

         The Merger Agreement was unanimously approved by the board of directors of the Company and the board of directors of iMedia and subsequently was adopted by the Company, as the sole stockholder of iMedia. Approval of the reincorporation proposal (which constitutes approval of the Merger Agreement) requires the affirmative vote of the holders of a majority of all of the votes entitled to be cast.

         EFFECTIVE TIME

         If approved by the requisite vote of it, is anticipated that the reincorporation merger, and consequently the reincorporation, will become effective at the time set forth in each of the Articles of Merger to be filed with the Secretary of State of Colorado (together with the Merger Agreement) in accordance with Article 7-111-105 of the CBCA and the Certificate of Merger to be filed with the Secretary of State of Delaware in accordance with ss.252 of the DGCL. However, the Merger Agreement may be terminated and abandoned by action of the board of directors of the Company at any time prior to the effective time of the reincorporation merger, whether before or after the approval by holders of shares of IPC Common Stock, if the board of directors of the Company determines for any reason, in its sole judgment and discretion, that the consummation of the reincorporation merger would be inadvisable or not in the best interests of the Company and its shareholders.

         EFFECT OF NOT OBTAINING THE REQUIRED VOTE FOR APPROVAL

         If the reincorporation proposal fails to obtain the requisite vote for approval, the reincorporation merger will not be consummated and the Company will continue to be incorporated in Colorado.

         COMPARISON OF SHAREHOLDER RIGHTS BEFORE AND AFTER THE REINCORPORATION

         Because of differences between the CBCA and the DGCL, as well as differences between the Company's charter and bylaws before and after the reincorporation, the reincorporation will effect some changes in the rights of the Company's shareholders. Summarized below are the most significant differences between the rights of the shareholders of the Company before and after the reincorporation, as a result of the differences among the CBCA and the DGCL, the Articles of Incorporation of the Company (the "Colorado Articles of Incorporation") and the Bylaws of the Company (the "Colorado Bylaws") and the Delaware Certificate of Incorporation and the Delaware Bylaws. In addition to the changes described below, certain technical changes have been made to the Delaware Certificate of Incorporation and Delaware Bylaws in comparison to the Colorado Articles of Incorporation and Colorado Bylaws to reflect non-material differences between the DGCL and the CBCA. The summary below is not intended to be relied upon as an exhaustive list of all differences or a complete description of the differences, and is qualified in its entirety by reference to the CBCA, the Colorado Articles of Incorporation, the Colorado Bylaws, the DGCL, the Delaware Certificate of Incorporation and the Delaware Bylaws.

                     VOTE REQUIRED FOR ELECTION OF DIRECTORS

The Colorado  Bylaws  provide that a        The Delaware  Bylaws  provide that a
majority  of the shares  entitled to        plurality of the votes of the shares
vote for  directors  is  required in        present in person or  represented by
order to elect a director.                  proxy at a meeting  and  entitled to
                                            vote for  directors  is  required in
                                            order to elect a director.


                    ACTION BY SHAREHOLDERS WITHOUT A MEETING

As   required   by  the  CBCA,   the        Consistent   with  the  DGCL  which,
Colorado Bylaws provide that (i) any        unlike the CBCA, permits stockholder
action  required or  permitted to be        action  to be  taken  by  less  than
taken at a shareholders' meeting may        unanimous   written   consent,   the
be taken without a meeting if all of        Delaware  Bylaws  provide  that  any
the  shareholders  entitled  to vote        action  that  could  be  taken at an
thereon  consent  to such  action in        annual   or   special   meeting   of
writing  and (ii)  action by written        stockholders  may be taken without a
consent is to be effective as of the        meeting,  without  prior  notice and
date the last  writing  necessary to        without a vote if  written  consents
effect the action is received by the        are   signed  by  the   holders   of
secretary of the Company, unless all        outstanding  stock  having  not less
of the written consents necessary to        than  the  minimum  number  of votes
effect  the  action  specify a later        that would be necessary to authorize
date  as the  effective  date of the        or take such  action at a meeting at
action.                                     which all  shares  entitled  to vote
                                            thereon were  present and voted.  In
                                            addition,   consistent   with   DGCL
                                            requirements,  the  Delaware  Bylaws
                                            contain the following two provisions
                                            which  are not  provided  for by the
                                            Colorado Bylaws:  (i) in order to be
                                            effective, all written consents must
                                            be  delivered  to  iMedia  within 60
                                            days of the earliest  dated  consent
                                            delivered to iMedia, and (ii) prompt
                                            notice  of  the  action  by  written
                                            consent   must  be  given  to  those
                                            stockholders  who have not consented
                                            in  writing  and who,  if the action
                                            had been taken at a  meeting,  would
                                            have been  entitled to notice of the
                                            meeting if the record  date for such
                                            meeting   had  been  the  date  that
                                            written   consents   signed   by   a
                                            sufficient number of stockholders to
                                            take the action  were  delivered  to
                                            iMedia.

                              REMOVAL OF DIRECTORS


As   required   by  the  CBCA,   the        The    Delaware    Certificate    of
Colorado  Articles of  Incorporation        Incorporation  and  Delaware  Bylaws
and Colorado Bylaws provide that any        provide the same right of removal of
director  may be  removed,  with  or        directors as the  Colorado  Articles
without  cause,  only by the holders        of Incorporation and Colorado Bylaws
of IPC Common  Stock and only if the        except that the vote required of the
votes   cast  in  favor  of  removal        holders of iMedia  Common  Stock for
exceed   the  votes   cast   against        removal was modified, as required by
removal.                                    the DGCL,  to a majority vote of the
                                            shares of iMedia  Common  Stock then
                                            entitled  to vote at an  election of
                                            directors.


                                 INDEMNIFICATION

The Colorado Bylaws require that the        The Delaware Bylaws provide that the
Company   indemnify   the  following        officers and directors of iMedia are
persons,  only if such persons acted        to be  indemnified  to  the  fullest
in good  faith and in a manner  such        extent  permitted  by Delaware  law.
persons reasonably believed to be in        The  Delaware  Bylaws do not contain
or not opposed to the best interests        the following  provisions  that were
of the Company,  and with respect to        expressly  required by Colorado  law
any  criminal  proceeding,   had  no        (but  not  by  Delaware   law):  (i)
reasonable   cause  to  believe  the        limiting    indemnification   of   a
person's  conduct was unlawful:  (i)        director or officer  with respect to
directors,  except with respect to a        a   personal   benefit    improperly
personal benefit improperly received        received or (ii) the  requirement of
by such  directors and (ii) officers        a  notice  to  stockholders  in  the
and  employees,  except with respect        event  of  indemnification   of,  or
to matters  in which  such  officers        advancement    of    expenses    to,
and  employees  are  adjudged  to be        directors  of  the   corporation  in
liable    for    their   own   gross        connection  with a proceeding  by or
negligence or willful misconduct and        in the right of the corporation.  In
except  with  respect  to a personal        addition, the Delaware Bylaws do not
benefit improperly  received by such        expressly  prohibit  indemnification
officers and employees. In addition,        of an  officer  or  employee  if the
as required by the CBCA, the Company        officer or  employee  is adjudged to
is  required  to give  shareholders,        be liable  for gross  negligence  or
with or before  the  notice  for the        willful  misconduct  or require that
next shareholders' meeting, a notice        iMedia   indemnify    employees   of
of  all   indemnification   of,   or        iMedia, but instead permit iMedia to
advancement    of    expenses    to,        indemnify   employees  when  and  as
directors    of   the   Company   in        authorized by appropriate  corporate
connection  with a proceeding  by or        action  using  applicable   Delaware
in the right of the corporation.            standards.   It   should  be  noted,
                                            however,  that the  Delaware  Bylaws
                                            are   otherwise   similar   to   the
                                            Colorado   Bylaws  with  respect  to
                                            mandatory  indemnification by iMedia
                                            of directors and officers,  and that
                                            all  such  persons  must act in good
                                            faith and in a manner  such  persons
                                            reasonably  believed to be in or not
                                            opposed  to the  best  interests  of
                                            iMedia,  and  with  respect  to  any
                                            criminal    proceeding,    had    no
                                            reasonable   cause  to  believe  the
                                            person's conduct was unlawful.


                                            In  addition,  the  Delaware  Bylaws
                                            contain the following provisions not
                                            currently  contained in the Colorado
                                            Bylaws: (i) mandatory  reimbursement
                                            of   expenses   of   directors   and
                                            officers,   upon   receipt   of   an
                                            undertaking  by  such  director  and
                                            officer   to   repay   all   amounts
                                            advanced   if  such   director   and
                                            officer is ultimately determined not
                                            to be entitled to indemnification by
                                            iMedia,  (ii) a  clarification  that
                                            any  repeal  or   amendment  of  the
                                            indemnification provisions contained
                                            in  the  Delaware  Bylaws  will  not
                                            adversely   affect   any   right  or
                                            protection  in respect of any act or
                                            omission occurring prior to the time
                                            of such repeal or modification,  and

                                            (iii)     iMedia    will     provide
                                            indemnification   to  directors  and
                                            officers with respect to proceedings
                                            commenced by the director or officer
                                            only   if   commencement   of   such
                                            proceeding  has been  authorized  by
                                            the board of directors of iMedia.

                    NOTICE OF ADJOURNMENTS AND OTHER ACTIONS

Consistent   with  the   CBCA,   the        The Delaware  Bylaws provide for the
Colorado  Bylaws require that (i) if        same  notice   requirements  as  the
the authorized shares of the Company        Colorado Bylaws, except that the set
are to be  increased,  at  least  30        notice period for an increase in the
days'  notice  shall be given to the        authorized   shares  was  eliminated
shareholders of record and (ii) if a        because  Delaware does not require a
shareholder meeting is adjourned for        set  notice  period  notice  and the
more than 120 days (in which  case a        120-day   notice   in  the  case  of
new  record  date is to be  fixed by        adjournments  was changed to a 0-day
the  board  of   directors   of  the        notice to reflect Delaware law.
Company),  notice  shall be given to
record  holders as of the new record
date.


                                   RECORD DATE

Consistent   with  the   CBCA,   the        Consistent   with  the   DGCL,   the
Colorado  Bylaws  provide  that with        Delaware  Bylaws differ with respect
respect to all actions requiring the        to  the   Colorado   Bylaws  in  the
fixing of a record  date  (including        following  ways:  (i)  the  Delaware
distributions)    other    than    a        Bylaws  provide that the record date
shareholder    action   by   written        is  not to  precede  the  date  upon
consent,  the record  date is not to        which  the  resolution   fixing  the
be  more  than 70  days  before  the        record  date is adopted by the board
meeting   or  action   requiring   a        of directors,  (ii) when applicable,
determination of shareholders.  With        the  record  date  is not to be more
respect to a  shareholder  action by        than 60 days  before the  meeting or
written consent,  the record date is        action  requiring  determination  of
the  date on  which a  writing  upon        stockholders,  except in the case of
which  the  action is taken is first        an action by  written  consent,  the
received by the Company.                    record date for which must be not be
                                            more  than 10 days  after  the  date
                                            upon which the resolution fixing the
                                            record  date is adopted by the board
                                            of directors,  and (iii) in the case
                                            of   a   stockholder   meeting,   in
                                            addition to the maximum limit of the
                                            record  date  being not more than 60
                                            days before the  meeting,  a minimum
                                            limit  applies to the record date of
                                            not  less  than 10 days  before  the
                                            meeting.


            AMENDMENT TO THE ARTICLES (CERTIFICATE) OF INCORPORATION

Under  the CBCA,  amendments  to the        Under the DGCL, stockholders are not
Colorado  Articles of Incorporation,        entitled   to  enact,   without  any
other  than  ministerial  amendments        action   taken   by  the   board  of
authorized by the directors  without        directors,   an   amendment  to  the
shareholder  action, may be proposed        Delaware        Certificate       of
by the  board  of  directors  of the        Incorporation.   Amendments  to  the
Company or by the  holders of shares        Delaware        Certificate       of
representing  at least 10% of all of        Incorporation generally require that
the votes entitled to be cast on the        the  board  of  directors   adopt  a
amendment. The board of directors of        resolution    setting    forth   the
the  Company  must   recommend   the        amendment,       declaring       its
amendment   to   the   shareholders,        advisability  and submitting it to a
unless   the   amendment   is  being        vote of the stockholders.
proposed  by  the  shareholders,  or
unless   the   board  of   directors
determines   that   because   of   a
conflict   of   interest   or  other
special circumstances it should make
no  recommendation  and communicates
the basis for its  determination  to
the shareholders with the amendment.

                             AMENDMENT TO THE BYLAWS


The Colorado Bylaws provide that the        The Delaware Bylaws provide that the
board  of   directors   may   amend,        board of  directors  of  iMedia  may
restate  or repeal the bylaws of the        amend,  restate or repeal the bylaws
Company by the  affirmative  vote of        of  iMedia  at  any   meeting  by  a
two-thirds of the full board.               majority of the directors present at
                                            a  meeting  at  which  a  quorum  is
                                            present.


                                 PREFERRED STOCK

The     Colorado     Articles     of        The    Delaware    Certificate    of
Incorporation authorize the board of        Incorporation   contains  a  similar
directors  of the  Company  to issue        authorization   for  the   board  of
shares of preferred  stock in one or        directors  with respect to preferred
more  series,  and to fix  for  each        stock. The Board is permitted to fix
series the number,  dividend rights,        whether or not the holders of shares
conditions of redemption,  rights on        of a series of preferred  stock will
dissolution, voting rights (but only        have voting  rights and the terms of
to the limited  extent the preferred        those voting rights,  in addition to
stock is  granted  the right to vote        the  voting   rights   provided   by
by the CBCA),  conversion privileges        Delaware law. No shares of preferred
and other rights and  limitations to        stock  will be issued in  connection
the extent permitted by the CBCA. No        with the reincorporation.
shares   of   preferred   stock  are
currently issued or outstanding.            The  authorized  shares of preferred
                                            stock  for both the  Company  today,
                                            and    for    iMedia    after    the
                                            reincorporation, may be used for any
                                            proper corporate purpose approved by
                                            the   board  of   directors.   Their
                                            availability  enables  the  board of
                                            directors  to act  with  flexibility
                                            and dispatch when favorable  capital
                                            raising or acquisition opportunities
                                            arise which permit the use of equity
                                            securities  other than common stock.
                                            Under  certain  circumstances,   the
                                            preferred     stock    could    have
                                            anti-takeover  effects. The terms of
                                            the preferred stock, and in the case
                                            of iMedia,  the ability of the board
                                            of directors  to give the  preferred
                                            stock  a  wider   array  of   voting
                                            rights,  could  discourage or thwart
                                            persons seeking to effect a takeover
                                            or  otherwise  gain  control  of the
                                            Company or iMedia.


                                   DISSOLUTION

Under   the   CBCA,   the  board  of        Media  will be  subject  to the same
directors  of the Company may submit        voting requirement with respect to a
a proposal of voluntary  dissolution        dissolution  of  iMedia  as  is  the
of the  Company to the  shareholders        Company  but  only if the  board  of
of  the  Company  entitled  to  vote        directors   of   iMedia    initially
thereon.  The board of  directors of        approves the  dissolution of iMedia.
the  Company  must   recommend  such        If the board of  directors  does not
dissolution to the  shareholders  as        approve   such   dissolution,    the
part  of the  dissolution  proposal,        stockholder    vote   required   for
unless the board of directors of the        approving a  diissolution  of iMedia
Company determines that because of a        is a  unanimous  written  consent of
conflict   of   interest   or  other        all  stockholders  entitled  to vote
special circumstances it should make        thereon.
no  recommendation  and communicates
the basis for its  determination  to
the shareholders.

                                    DIVIDENDS

The     Colorado     Articles     of        The    Delaware    Certificate    of
Incorporation  permit  the  board of        Incorporation   contains   the  same
directors  of the Company to declare        provision     with     respect    to
dividends    from   funds    legally        declaration   of  dividends  as  the
available  for  that  purpose.  This        Colorado  Articles of Incorporation.
provision  is  subject  to the  CBCA        However,  unlike  in  Colorado,  the
requirement   that  the  payment  of        concepts  of par value,  capital and
distributions      is      generally        surplus are  retained  in  Delaware.
permissible   unless   after  giving        The  DGCL  defines  surplus  as  the
effect    to   the    dividend    or        excess  of  the  net  assets  of the
distribution,  the corporation would        corporation  over the capital of the
be  unable  to pay its debts as they        corporation.        Unless       the
become  due in the  usual  course of        corporation's   board  of  directors
business,  or if the total assets of        determines otherwise, the capital of
the  corporation  would be less than        the  corporation  is  equal  to  the
the  sum  of its  total  liabilities        aggregate par value of the shares of
plus  the   amount   that  would  be        stock  having par value.  Therefore,
needed,   if  the  corporation  were        the   provision   with   respect  to
dissolved  at the time the  dividend        dividends     in    the     Delaware
was    paid,    to    satisfy    the        Certificate  of   Incorporation   is
preferential  rights of shareholders        subject to the DGCL requirement that
whose   preferential   rights   upon        permits a corporation to declare and
dissolution of the  corporation  are        pay  dividends out of surplus or, if
greater    than    those    of   the        there is no surplus,  out of the net
shareholders receiving the dividend.        profits for the fiscal year in which
Because  Colorado law dispenses with        the dividend is declared  and/or for
the  concepts of par value of shares        the preceding fiscal year.
as well as statutory  definitions of
capital  and   surplus,   the  above
limitation  is the  only  limitation
with respect to the  declaration  of
dividends  by the board of directors
of the Company.


                       CORPORATE RECORDS (FORM OF RECORDS)

Under  the  CBCA,   the  Company  is        Consistent   with  the   DGCL,   the
required   to  keep   as   permanent        Delaware        Certificate       of
records  minutes of all  meetings of        Incorporation   provides   that  any
the  shareholders  and the  board of        records  maintained  by Media in the
directors of the  Company,  a record        regular   course  of  its  business,
of   all   actions   taken   by  the        including its stock ledger, books of
shareholders   or   the   board   of        account  and  minute  books,  may be
directors  of the Company  without a        kept on,  or by means  of,  or be in
meeting,  a  record  of all  actions        the form of, any information storage
taken by a committee of the board of        device or method,  provided that the
directors  of  the  Company,  and  a        records  so  kept  can be  converted
record of all  waivers of notices of        into  clearly   legible  paper  form
meetings of shareholders  and of the        within a reasonable  time.  The DGCL
board of directors of the Company or        does not  require  that  iMedia keep
any   committee   of  the  board  of        any   specific    records   at   any
directors.  In  addition,  the  CBCA        particular  place or for a  specific
requires   the   Company   to   keep        period of time.
specific  records  at its  principal
office,   including   the   Colorado
Articles   of   Incorporation,   the
Colorado  Bylaws and the  minutes of
all  shareholders'   meetings,   and
records  of  all  action   taken  by
shareholders  without a meeting, for
the past three years.


                        EXAMINATION OF BOOKS AND RECORDS

Under  the  CBCA,   any   record  or        Under  the  DGCL,   the   inspection
beneficial    shareholder   of   the        rights of the stockholders of iMedia
Company  may,  upon 5 days'  written        are the same as under  Colorado law,
demand,   inspect  certain  records,        except:  (i) there is no requirement
including    shareholder    actions,        that  a   stockholder   has  been  a
minutes  of  shareholder   meetings,        stockholder for at least 3 months or
communications with shareholders and        is a  stockholder  of at least 5% of
recent  financial   statements.   In        all outstanding  shares of any class
addition,   upon  5  days'   written        of shares  when the  demand is made,
demand,  any  such  shareholder  may        and (ii) if iMedia refuses to permit
inspect the list of shareholders and        inspection  or does not reply to the
certain  other  corporate   records,        demand  within 5 business days after
including minutes of the meetings of        the  demand   has  been  made,   the
board of  directors  of the Company,        stockholder  may  apply to the Court
if the  shareholder  either  (i) has        of  Chancery  for an order to compel
been a  shareholder  for at  least 3        such inspection.
months or (ii) is a  shareholder  of
at  least  5%  of  all   outstanding
shares of any  class of shares  when
the  demand is made,  provided  that
the demand is made in good faith for
a proper purpose  reasonably related
to  such  person's  interests  as  a
shareholder.

                          BUSINESS COMBINATION STATUTE

The  CBCA  does  not   contain   any        Section 203 of the DGCL provides for
business combination provisions.            a three-year  moratorium  on certain
                                            business      combinations      with
                                            "interested            stockholders"
                                            (generally,    persons    who   own,
                                            individually   or  with  or  through
                                            other  persons,  15% or  more of the
                                            corporation's   outstanding   voting
                                            stock).  However, the DGCL permits a
                                            corporation   to  opt   out  of  the
                                            restrictions  imposed by Section 203
                                            and  iMedia has opted out of Section
                                            203 of  the  DGCL  in  its  Delaware
                                            Certificate of Incorporation.


                         DISSENTERS' (APPRAISAL) RIGHTS

Under  the  CBCA,  shareholders  are        The DGCL provides  appraisal  rights
entitled  to  exercise   dissenters'        only in the  case  of a  stockholder
rights  in  the  event  of   certain        objecting  to  certain   mergers  or
mergers,  share  exchanges,   sales,        consolidations.   Thus,   under  the
leases,     exchanges    or    other        DGCL, stockholders have no appraisal
dispositions of all or substantially        rights in a sale,  lease or exchange
all   of   the   property   of   the        of  all  or  substantially  all of a
corporation.  Shareholders  also may        corporation's assets.
dissent  in the  case  of a  reverse
stock split that  reduces the number        Appraisal  rights  in  Delaware  are
of shares  owned to a fraction  of a        available to record holders only.
share or to  scrip if such  scrip is
to be acquired for cash or voided.

Dissenters'  rights in Colorado  are
available to both record holders and
beneficial holders.


                               DERIVATIVE ACTIONS

Under  the  CBCA,  if a court  finds        The DGCL's requirements for bringing
that a derivative action was brought        derivative actions are substantially
without  reasonable cause, the court        similar  to those  contained  in the
may require the plaintiff to pay the        CBCA,  except that the DGCL does not
defendants'    reasonable   expenses        impose  (i)  the  reasonable   cause
attributable  to the defense of such        requirement  and (ii)  the  security
action,   exclusive  of   attorney's        requirement imposed by the CBCA.
fees. In addition,  the Company may,
at any time before  final  judgment,
require  the  plaintiff  to  give  a
security    for   the    costs   and
reasonable  expenses  which  may  be
incurred  by the  Company  or  other
parties  named as  defendants in the
defense  of  such  action,  but  not
including  attorney's  fees,  if the
shareholder  instituting  the action
holds    less   than   5%   of   the
outstanding  shares  of any class of
the  Company,  unless  the shares so
held  have a market  value in excess
of $25,000.  If the court then finds
that  the  action   was   instituted
without cause,  the  corporation may
have  recourse  to such  security in
the amount determined by the court.

                    REACQUISITION OF STOCK BY THE CORPORATION

Under  the  CBCA,  the  Company  may        The  DGCL   requires  that  (i)  all
acquire its own  shares,  subject to        repurchases  of  shares by iMedia be
certain  limitations,  and except in        made of out of  surplus  and  (ii) a
certain  circumstances,  such shares        purchase of shares redeemable at the
will   constitute   authorized   but        option  of  iMedia  not be made  for
unissued shares.                            more  than the  price  at which  the
                                            shares may then be redeemed.

                                            Under  the  DGCL,  shares  of  stock
                                            issued by  iMedia as fully  paid and
                                            afterwards   reacquired   by  iMedia
                                            without   applying    "capital"   in
                                            connection  with such  reacquisition
                                            have the status of "treasury shares"
                                            if the board of  directors  does not
                                            by  resolution   retire  the  shares
                                            reacquired.  Treasury  shares differ
                                            from  stock that is  authorized  and
                                            unissued  in  that  treasury  shares
                                            that have a par value are freed from
                                            the  requirement  that  they must be
                                            sold at not less than par.


                                  FRANCHISE TAX

There is no franchise tax in                The DGCL  requires  corporations  to
Colorado.                                   pay franchise tax annually  (current
                                            maximum is $165,000 a year).


          FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION MERGER

         The following discussion addresses the material federal income tax consequences of the reincorporation merger that are applicable to holders of shares of IPC Common Stock. The discussion does not deal with all federal income tax consequences that may be relevant to a particular holder of shares of IPC Common Stock or IPC Common Stock, or any foreign, state or local tax considerations. ACCORDINGLY, HOLDERS OF IPC COMMON STOCK ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC FEDERAL, FOREIGN, STATE AND LOCAL TAX CONSEQUENCES TO THEM AS A RESULT OF THE REINCORPORATION MERGER.

         The following discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury Regulations, judicial authority and administrative rulings and practice, all as of the date hereof. The Company has not and will not request a ruling from the Internal Revenue Service regarding the tax consequences of the reincorporation merger.

         The Company believes that the reincorporation merger and the resulting reincorporation of the Company from Colorado to Delaware will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code. Accordingly, for federal income tax purposes: (i) no gain or loss will be recognized by the holders of shares of IPC Common Stock upon consummation of the reincorporation merger; (ii) the aggregate tax basis of shares of iMedia Common Stock received in the reincorporation merger will be the same as the aggregate tax basis of shares of IPC Common Stock exchanged in the reincorporation merger; and (iii) the holding period of the shares of iMedia Common Stock received in the reincorporation merger will include the period for which shares of IPC Common Stock were held.

               ACCOUNTING TREATMENT OF THE REINCORPORATION MERGER

         The reincorporation merger will be accounted for as a reverse merger whereby, for accounting purposes, the Company will be considered the accounting acquiror and iMedia will be treated as the successor to the historical operations of the Company. Accordingly, the historical financial statements of the Company, which previously have been reported to the Commission on forms 10-KSB and 10-QSB, among others, as of and for all periods through the date of this proxy statement, will be treated as the financial statements of iMedia.

                               REGULATORY APPROVAL

         To the Company's knowledge, the only required regulatory or governmental approval or filing necessary in connection with the consummation of the reincorporation merger will be the filing of the Articles of Merger (including the Merger Agreement) with the Secretary of State of Colorado and the filing of the Certificate of Merger with the Secretary of State of Delaware.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE REINCORPORATION PROPOSAL (PROPOSAL 1)

           DISSENTERS' RIGHTS FOR THE HOLDER OF COLORADO COMMON STOCK

         The holders of IPC Common Stock are entitled to dissenters' rights of appraisal under Colorado law in connection with the reincorporation merger. Summarized below are the dissenters' rights of the holder of IPC Common Stock and the statutory procedures required to be followed in order to perfect such rights. A copy of Article 113 of the CBCA, which is the provision governing dissenters' rights under the CBCA, is attached to this proxy statement as Annex
D. The following summary is qualified in its entirety by reference to Article 113 of the CBCA, and such Article should be reviewed carefully by each holder of IPC Common Stock. Failure to comply strictly with all conditions for asserting rights as a dissenting shareholder, including the time limits, will result in loss of such dissenters' rights by the dissenting shareholder.

         A record holder of IPC Common Stock may assert dissenters' rights as to fewer than all of the shares of IPC Common Stock registered in such record holder's name only if the record holder dissents and does not vote in favor of the reincorporation proposal with respect to all shares of IPC Common Stock beneficially owned by any one person and causes the Company to receive written notice which states such dissent and the name, address and federal taxpayer identification number, if any, of each beneficial holder on whose behalf the record holder asserts dissenters' rights.

         A beneficial holder of IPC Common Stock may assert dissenters' rights as to the shares held on such beneficial shareholder's behalf only if the beneficial holder causes the Company to receive the record holder's written consent to the dissent not later than the time the beneficial holder asserts dissenters' rights and the beneficial holder dissents and causes the record holder to refrain from voting in favor of the reincorporation proposal with respect to all shares of IPC Common Stock owned by the beneficial holder.

         If the holder of IPC Common Stock wishes to dissent, it must send to the Company, before the vote on the reincorporation merger is taken, written notice of its intention to demand payment for its shares of IPC Common Stock if the reincorporation merger is effectuated. Neither a vote against the reincorporation proposal nor any proxy directing such vote, nor abstention from voting on the reincorporation proposal will satisfy the requirement for a written notice to the Company. All such notices should be mailed to the Company, 1721 Twenty First Street, Santa Monica, California 90404, Attention: Corporate Secretary.

         If the reincorporation merger is authorized at the special meeting, then, within ten days thereafter, we will provide to the holder of IPC Common Stock, if still entitled to demand payment, a written notice containing all information required by Colorado law. The dissenting holder entitled to demand payment must, in accordance with the provisions of Article 113 of the CBCA, demand payment and deposit share certificates representing such dissenting holder's shares of IPC Common Stock.

         We will pay to the holder of IPC Common Stock, if eligible, and if it has validly exercised its dissenters' rights under Article 113 of the CBCA, the amount we estimate is the fair value of the dissenting holder's shares plus interest at the rate provided in Article 113 of the CBCA from the effective date of the reincorporation until the payment date. We also will provide the information required by Article 113 of the CBCA to the dissenting owner of IPC Common Stock entitled to receive payment.

         If the holder of shares of IPC Common Stock has validly exercised dissenters' rights under Article 113 of the CBCA and believes that (i) the amount offered or paid is less than the fair value of such holder's shares or that the interest was incorrectly calculated, (ii) we have failed to make the payment within sixty days of the deadline for receiving payment demand, or (iii) we do not return deposited certificates when required to do so, the dissenting holder may give notice to us of such holder's estimate of the fair market value of such holder's shares and the amount of interest due and demand payment of such estimate, less any payment previously made by us, or the dissenting holder may reject our offer and demand payment of the fair value of the shares and interest due. If a dissenting holder's demand for payment remains unresolved, then we may, within sixty days of receipt thereof, commence a proceeding and petition the court to determine the fair value of such dissenting holder's shares and interest due thereon. If we do not timely make such a request, we must pay the dissenting holder the amount set forth in such holder's demand for payment.

         SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS AND CERTAIN BENEFICIAL OWNERS

         The following table sets forth information as of August 1, 2003, as to the beneficial ownership of IPC Common Stock by (i) beneficial owners of more than 5% of , (ii) each director, our named executive officers and (iii) all directors and executive officers as a group. Unless otherwise indicated, the person named below has sole voting and investment power and that person's address is c/o Hollywood Previews, Inc. 1721 Twenty First Street, Santa Monica, California 90404. Shares of IPC Common Stock subject to options currently exercisable or exercisable within 60 days following the date of the table are deemed outstanding for computing the share ownership and percentage of the person holding such options, but are not deemed outstanding for computing the percentage of any other person.




                                         Total Number
         Name/Title                       of Shares      Percentage Ownership(1)

David MacEachern, CEO and Chairman       11,727,510               20.05%

Scott Kapp, President and Director       10,884,000               18.63%

Franklin H. Unruh, CFO and Director       5,442,000                9.30%

All Directors and Executive Officers     28,053,510               47.97%
(3 persons)

Waletta Far East LTD(2)                   5,440,000                9.30%

         (1)The percentage ownership is based on 58,475,558 shares outstanding.


         (2) Waletta Far East Ltd. Is beneficially owned by Carroll Lavenski.


                             SOLICITATION PROCEDURES

         In addition to solicitation by mail, we may solicit proxies by telephone, facsimile, or by personal interviews. The cost of soliciting proxies will be paid by the Company. Our directors, officers and employees engaged in such solicitation will receive no separate compensation for these services. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward soliciting materials to the beneficial owners of shares held of record by them and will be reimbursed for their reasonable expenses in doing so.

                                 OTHER BUSINESS

         We do not anticipate that any other matters will be brought before the special meeting. However, if any additional matters shall properly come before the meeting, it is intended that the persons authorized under proxies may, in the absence of instructions to the contrary, vote or act on those matters in accordance with their best judgment.

                                                       BY THE BOARD OF DIRECTORS

                                                      David MacEachern, Chairman
                                                        Santa Monica, California
                                                                October __, 2003

                                                                         ANNEX A

                          AGREEMENT AND PLAN OF MERGER

         This AGREEMENT AND PLAN OF MERGER (hereinafter called this "Agreement"), dated as of October __, 2003, is entered into between the Company, a public company incorporated in the State of Colorado (the "Company") and iMedia and a wholly owned subsidiary of the Company ("iMedia").

                                    RECITALS

         WHEREAS, the board of directors of each of the Company and iMedia deems it advisable, upon the terms and subject to the conditions herein stated, that the Company be merged with and into iMedia, and that iMedia be the surviving corporation (the "Reincorporation Merger"); and

         WHEREAS, the Company will submit this Agreement for approval by the holders of shares of common stock, $.001, of the Company ("IPC Common Stock").

         NOW, THEREFORE, in consideration of the premises and of the agreements of the parties hereto contained herein, the parties hereto agrees as follows:

                                    ARTICLE I
                   THE REINCORPORATION MERGER; EFFECTIVE TIME

         1.1.     The Reincorporation Merger.

         Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time (as defined in Section 1.2), the Company shall be merged with and into iMedia whereupon the separate existence of the Company shall cease. iMedia shall be the surviving corporation (sometimes hereinafter referred to as the "Surviving Corporation") in the Reincorporation Merger and shall continue to be governed by the laws of the State of Delaware. The Reincorporation Merger shall have the effects specified in the General Corporation Law of the State of Delaware, as amended (the "DGCL") and in the Colorado Business Corporation Act, as amended (the "CBCA") and the Surviving Corporation shall succeed, without other transfer, to all of the assets and property (whether real, personal or mixed), rights, privileges, franchises, immunities and powers of the Company, and shall assume and be subject to all of the duties, liabilities, obligations and restrictions of every kind and description of the Company, including, without limitation, all outstanding indebtedness of the Company.

         1.2.     Effective Time.

         Provided that the condition set forth in Section 5.1 has been fulfilled or waived in accordance with this Agreement and that this Agreement has not been terminated or abandoned pursuant to Section 6.1, on the date of the closing of the Reincorporation Merger, the Company and iMedia shall cause Articles of Merger to be executed and filed with the Secretary of State of Colorado (the "Colorado Articles of Merger") and a Certificate of Merger to be executed and filed with the Secretary of State of Delaware (the "Delaware Certificate of Merger"). The Reincorporation Merger shall become effective upon the date and time specified in the Colorado Articles of Merger and the Delaware Certificate of Merger (the "Effective Time").

                                   ARTICLE II
                 CHARTER AND BYLAWS OF THE SURVIVING CORPORATION

         2.1.     The Certificate of Incorporation.

         The certificate of incorporation of iMedia in effect at the Effective Time shall be the certificate of incorporation of the Surviving Corporation, until amended in accordance with the provisions provided therein or applicable law.

         2.2.     The Bylaws.

         The bylaws of iMedia in effect at the Effective Time shall be the bylaws of the Surviving Corporation, until amended in accordance with the provisions provided therein or applicable law.

                                   ARTICLE III
               OFFICERS AND DIRECTORS OF THE SURVIVING CORPORATION

         3.1.     Officers.

         The officers of the Company at the Effective Time shall, from and after the Effective Time, be the officers of the Surviving Corporation, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.

         3.2.     Directors.

         The directors and the members of the various committees of the board of directors of the Company at the Effective Time shall, from and after the Effective Time, be the directors and members of such committees of the Surviving Corporation, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.

                                   ARTICLE IV
                        EFFECT OF MERGER ON CAPITAL STOCK

         4.1.     Effect of Merger on Capital Stock.

         At the Effective Time, as a result of the Reincorporation Merger and without any action on the part of the Company, iMedia or the shareholders of the
Company:

                  (a)  Each  share  of  IPC  Common  Stock  (other  than  shares
         ("Dissenting Shares") that are owned by shareholders ("Dissenting Shareholders") exercising dissenters' rights pursuant to Article 113 of the Colorado Business Corporation Act, as amended (the "CBCA")), issued and outstanding immediately prior to the Effective Time shall be converted (without the surrender of stock certificates or any other action) into one fully paid and non-assessable share of common stock, par value $0.001, of iMedia ("iMedia Common Stock"), with the same rights, powers and privileges as the shares so converted and all shares of IPC Common Stock shall be cancelled and retired and shall cease to exist.

                  (b) Each option, warrant, purchase right, unit or other security of the Company issued and outstanding immediately prior to the Effective Time shall be converted into and shall be an identical security of iMedia.

         4.2.     Certificates.

         At and after the Effective Time, all of the outstanding certificates which immediately prior thereto represented shares of IPC Common Stock (other than Dissenting Shares), IPC Common Stock, or options, warrants, purchase rights, units or other securities of the Company shall be deemed for all purposes to evidence ownership of and to represent the shares of the respective iMedia Common Stock, or options, warrants, purchase rights, units or other securities of iMedia, as the case may be, into which the shares of IPC Common Stock, or options, warrants, purchase rights, units or other securities of the Company represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agent. The registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of iMedia Common Stock, or options, warrants, purchase rights, units or other securities of iMedia, as the case may be, evidenced by such outstanding certificate, as above provided.

         4.3.     Dissenters' Rights.

         No Dissenting Shareholder shall be entitled to shares of iMedia Common Stock under this Article IV unless and until the holder thereof shall have failed to perfect or shall have effectively withdrawn or lost such holder's right to dissent from the Reincorporation Merger under the CBCA, and any Dissenting Shareholder shall be entitled to receive only the payment provided by
Article 113 of the CBCA with respect to Dissenting Shares owned by such Dissenting Shareholder. If any person or entity who otherwise would be deemed a Dissenting Shareholder shall have failed to properly perfect or shall have effectively withdrawn or lost the right to dissent with respect to any shares which would be Dissenting Shares but for that failure to perfect or withdrawal or loss of the right to dissent, such Dissenting Shares shall thereupon be treated as though such Dissenting Shares had been converted into shares of iMedia Common Stock pursuant to Section 4.1 hereof.

                                    ARTICLE V
                                    CONDITION

         5.1.     Condition   to  Each   Party's   Obligation   to  Effect   the
Reincorporation Merger.

         The respective obligation of each party hereto to effect the Reincorporation Merger is subject to receipt prior to the Effective Time of the requisite approval of this Agreement and the transactions contemplated hereby by each of the holders of IPC Common Stock pursuant to the CBCA and the Articles of Incorporation of the Company.

                                   ARTICLE VI
                                   TERMINATION

         6.1.     Termination.

         This Agreement may be terminated, and the Reincorporation Merger may be abandoned, at any time prior to the Effective Time, whether before or after approval of this Agreement by the shareholders of the Company, if the board of directors of the Company determines for any reason, in its sole judgment and discretion, that the consummation of the Reincorporation Merger would be inadvisable or not in the best interests of the Company and its shareholders. In the event of the termination and abandonment of this Agreement, this Agreement shall become null and void and have no effect, without any liability on the part of either the Company or iMedia, or any of their respective shareholders, directors or officers.

                                   ARTICLE VII
                            MISCELLANEOUS AND GENERAL

         7.1. Modification or Amendment. Subject to the provisions of applicable law, at any time prior to the Effective Time, the parties hereto may modify or amend this Agreement; provided, however, that an amendment made subsequent to the approval of this Agreement by the holders of IPC Common Stock shall not (i) alter or change the amount or kind of shares and/or rights to be received in exchange for or on conversion of all or any of the shares or any class or series thereof of such corporation, (ii) alter or change any provision of the certificate of incorporation of the Surviving Corporation to be effected by the Reincorporation Merger, or (iii) alter or change any of the terms or conditions of this Agreement it such alteration or change would adversely affect the holders of any class or series of capital stock of any of the parties hereto.

         7.2.     Counterparts.

         This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

         7.3.     GOVERNING LAW.

         THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

         7.4.     Entire Agreement.

         This Agreement constitutes the entire agreement and supercedes all other prior agreements, understandings, representations and warranties both written and oral, among the parties, with respect to the subject matter hereof.

         7.5.     No Third Party Beneficiaries.

         This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

         7.6.     Severability.

         The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is determined by any court or other authority of competent jurisdiction to be invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

         Headings.

         The headings therein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

         IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first written above.

                                                  IRVINE PACIFIC CORPORATION,
                                                  a Colorado corporation

                                                  By: __________________________

                                                  Name: David MacEachern
                                                  Title: Chief Executive Officer


                                                  IMEDIA INTERNATIONAL, INC.
                                                  a Delaware corporation

                                                  By:___________________________

                                                  Name: David MacEachern
                                                  Title: Chief Executive Officer

                                                                         ANNEX B

                          CERTIFICATE OF INCORPORATION
                                       OF
                           IMEDIA INTERNATIONAL, INC.
                            (A Delaware Corporation)

         I, the undersigned, for the purposes of incorporating and organizing a corporation under the General Corporation Law of the State of Delaware (the "DGCL"), do execute this Certificate of Incorporation and do hereby certify as follows:



FIRST.  The  name  of  the  corporation  is  iMedia  International,   Inc.  (the
"Corporation").

SECOND. The address of the Corporation's registered office in the State of Delaware is 2711 Centerville Road, Suite 400, Wilmington, New Castle County, Delaware, 19808. The name of its registered agent at such address is Corporation Service Company.

THIRD. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

FOURTH. The maximum number of shares of capital stock which this Corporation shall have authority to issue is FIVE-HUNDRED TWENTY MILLION (520,000,000), Consisting of FIVE HUNDRED MILLION (500,000,000) shares of Common Stock, $.001 par value, and TWENTY MILLION (20,000,000) shares of Preferred Stock at $.001 par value. The preferences, qualifications, limitations, restrictions and the special or relative rights in respect of the shares of each class are as follows:

         Section 1. Preferred Stock.

         The Preferred Stock may be issued from time to time in one or more series. All shares of Preferred Stock shall be of equal rank and shall be identical, except in respect of the matters that may be fixed and determined by the Board of Directors as hereinafter provided, and each share of each series shall be identical with all other shares of such series, except as to the date from which dividends are cumulative. The Board of Directors hereby is authorized to cause such shares to be issued in one or more classes or series and with respect to each such class or series to fix and determine the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof.

         The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

                  (1)  the  number  of  shares   constituting   a  series,   the
         distinctive -designation of a series and the stated value of a series, if different from the par value;

                  (2) whether the shares or a series are entitled to any fixed or determinable dividends, the dividend rate (if any) on such shares, whether the dividends are cumulative and the relative rights or priority of dividends on shares of that series;

                  (3) whether a series has voting rights in addition to the voting rights provided by law and the terms and conditions of such voting rights;

                  (4) whether a series will have or receive conversion or exchange privileges and the teens and conditions of such conversion or exchange privileges;

                  (5) whether the shares of a series are redeemable and the terms and conditions of such redemption, including the manner of selecting shares for redemption if less than all shares are to he redeemed, the date or dates on or after which the shares in the series will be redeemable and the amount payable in case of redemption;

                  (6) whether a series will have a sinking fund for the redemption or purchase of the shares in the series and the terms and the amount of such sinking fund;

                  (7) the right of a series to the benefit of conditions and restrictions on the creation of indebtedness of the Corporation or any subsidiary, on the issuance of any additional capital stock (including additional shares of such series or any other series), on the payment of dividends or the making of other distributions on any outstanding stock of the Corporation and the purchase, redemption or other acquisition by the Corporation, or any subsidiary, of any outstanding stock of the Corporation;

                  (8) the rights of a series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation and the relative rights of priority of payment of a series; and

                  (9) any other relative, participating, optional or other special rights, qualifications, limitations or restrictions of such series.

         Dividends on outstanding shares of Preferred Stock shall be paid or set apart for payment before any dividends shall be paid or declared or set apart for payment on the Common Stock with respect to the same dividend period.

         If upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation the assets available for distribution to holders of shares of Preferred Stock of all series shall be insufficient to pay such holders the full preferential amount to which they are entitled, then such assets shall be distributed ratably among the shares of all series in accordance with the respective preferential amounts (including unpaid cumulative dividends, if any, payable with respect thereto).

         Section 2. Common Stock - General Provisions.

         The Common Stock shall be subject to the express terms of the Preferred Stock and any series thereof. Each share of Common Stock shall be equal to every other share of Common Stock, except as otherwise provided herein or required by law.

         Shares of Common Stock authorized hereby shall not be subject to preemptive rights. The holders of shares of Common Stock now or hereafter outstanding shall have no preemptive right to purchase or have offered to them for purchase any of such authorized but unissued shares, or any shares of Preferred Stock, Common Stock or other equity securities issued or to be issued by the Company.

         Subject to the preferential and other dividend rights applicable to Preferred Stock, the holders of shares of Common Stock shall be entitled to receive such dividends (payable in cash, stock or otherwise) as may be declared on the Common Stock by the Board of Directors at any time or from time to time out of any funds legally available therefor.

         In the event of any voluntary or involuntary liquidation, distribution or winding up of the Corporation, after distribution in full of the preferential or other amounts to be distributed to the holders of shares of Preferred Stock, the holders of shares of Common Stock shall be entitled to receive all of the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of Common Stock held by them.

         Section 3. Common Stock - Other Provisions.

         (a) Voting Rights. The shares of Common Stock shall have the following voting rights:

         Each share of Common Stock shall entitle the holder thereof to one vote upon all matters upon which stockholders have the right to vote.

         Except as otherwise required by applicable law, the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation (or, if any holders of shares of Preferred Stock are entitled to vote together with the holders of Common Stock, as a single class with such holders of shares of Preferred Stock).

         (b) Dividends and Distributions. Except as otherwise provided in this Certificate of Incorporation, holders of Common Stock shall be entitled to such dividends and other distributions in cash, stock or property of the Corporation as may be declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor; provided, however, that in no event may, the rate of any dividend payable on outstanding shares of any class of Common Stock be greater than the dividend rate payable on outstanding shares of the other class of Common Stock. All dividends and distributions on the Common Stock payable in stock of the Corporation shall be made in shares of Common Stock. In no event will shares of Common Stock be split, divided or combined unless the outstanding shares of the Common Stock shall be proportionately split, divided or combined.

         (c) Options, Rights or Warrants. The Corporation may make offerings of options, rights or warrants to subscribe for shares of capital stock to all holders of Common Stock if an identical offering is made simultaneously to all the holders of stock. All such offerings of options, rights or warrants shall offer the respective holders of Common Stock the right to subscribe at the same rate per share.

FIFTH. The name and mailing address of the incorporator is Kelly Konzelman, 1721 Twenty First Street, Santa Monica, California 90404.

SIXTH. The Board of Directors is authorized to adopt, amend or repeal bylaws of the Corporation ("Bylaws"), provided that the power of the Board of Directors to adopt, amend or repeal Bylaws may be limited by an amendment to the Bylaws adopted by the holders of common stock that provides that a particular Bylaw or Bylaws may only be adopted, amended or repealed by the holders of common stock. The Corporation may, in its Bylaws or otherwise, impose restrictions on the transfer of its shares.

SEVENTH. Elections of directors need not be by written ballot except and to the extent provided in the Bylaws.

EIGHTH.

(a) The number of directors of the Corporation shall be not less than three, the exact number of which and the method by which the directors shall be elected shall be as set forth in the Bylaws.

(b) Any vacancies on the Board of Directors shall be filled by the holders of common stock or by directors elected by the holders of common stock in the manner provided for in the Bylaws.

(c) Any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of the voting power of the outstanding shares of the common stock.

NINTH. A director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent that such exemption from liability or limitation thereof is not permitted under the DGCL as currently in effect or as the same may hereafter be amended. If the DGCL is hereafter amended to eliminate or limit further the liability of a director, then, in addition to the elimination and limitation of liability provided by the preceding sentence, the liability of each director shall be eliminated or limited to the fullest extent permitted by the DGCL as so amended. Any amendment, modification or repeal of this Article Ninth shall be prospective only and shall not adversely affect any right or protection of a director of the Corporation that exists at the time of such amendment, modification or repeal.

TENTH. The Corporation shall indemnify and hold harmless, including the advancement of expenses, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, and in accordance with the Bylaws,


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

any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans maintained or sponsored by the Corporation (a "Covered Person") (including the heirs, executors, administrators and estate of such Covered Person), against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such Covered Person. The Corporation may, to the extent authorized from time to time by the Board, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article Tenth with respect to the indemnification and advancement of expenses of directors and officers of the Corporation. Without limiting the generality or the effect of the foregoing, the Corporation may enter into one or more agreements with any person that provide for indemnification greater or different than that provided in this Article Tenth. No amendment or repeal of this Article Tenth shall adversely affect any right or protection existing hereunder or pursuant hereto immediately prior to such amendment or repeal.

ELEVENTH. The Corporation expressly elects not to be governed by Section 203 of the DGCL.

         IN WITNESS WHEREOF, I have signed this Certificate of Incorporation this ___ day of October 2003.



                                                      __________________________
                                                      Kelly Konzelman
                                                      Incorporator

                                                                         ANNEX C

                                     BYLAWS
                                       OF
                           IRVINE PACIFIC CORPORATION
                            (A Delaware Corporation)


                                    ARTICLE I

                                  STOCKHOLDERS

         Section 1.1. Annual Meetings.

         If required by applicable law, an annual meeting of the holders of common stock shall be held each year during the month of May or such other month as may be designated by the board of directors (the "Board of Directors") on such date and at such time and place, if any, either within or outside the State of Delaware, as may be designated by the Board of Directors from time to time. At such meeting, the holders of the common stock shall elect the Board of Directors and shall transact such other business as may be brought properly before the meeting. Holders of Class B common stock and any other non-voting stock may be invited, and to the extent there is a matter on which such holders are entitled to vote shall be invited, to attend the annual meeting, but shall not vote except with respect to matters on which their vote is required by the General Corporation Law of the State of Delaware, as it may be amended (the "DGCL") or the certificate of incorporation of the Corporation, as it may be amended (the "Certificate of Incorporation").

         Section 1.2. Special Meetings.

         1.2.1. Special meetings of stockholders entitled to vote at such meeting may be called at any time by the Chairman of the Board of Directors, the President (if he is also a member of the Board of Directors) or the Board of Directors, to be held at such date, time and place, if any, either within or outside the State of Delaware as may be determined by such person or persons calling the meeting and stated in the notice of the meeting. A special meeting shall be called by the President or the Secretary upon one or more written demands (which shall state the purpose or purposes therefore) signed and dated by the holders of shares representing not less than ten percent of all votes entitled to be cast on any issue(s) that may be properly proposed to be considered at the special meeting. If no place is designated in the notice, the place of the meeting shall be the principal office of the Corporation.

         1.2.2. Business transacted at any special meeting of stockholders shall be limited to the purpose of purposes stated in the notice of such meeting.

         Section 1.3. Notice of Meetings.

         Whenever stockholders are required or permitted to take any action at a meeting, a notice of the meeting stating the place, if any, date and hour of the meeting, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be given to each stockholder entitled to vote at such meeting. Unless otherwise provided by law, the Certificate of Incorporation or these Bylaws, the notice of any meeting shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder's address as it appears on the records of the Corporation.

         Section 1.4. Adjournments.



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

         Any meeting of stockholders, annual or special, may be adjourned from time to time, to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time, place, thereof, if any, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

         Section 1.5. Quorum.

         At each meeting of stockholders, except where otherwise provided by law or the Certificate of Incorporation or these Bylaws, the holders of a majority in voting power of the outstanding shares of stock entitled to vote on a matter at the meeting, present in person or represented by proxy, shall constitute a quorum. Shares entitled to vote as a separate class or series may take action on a matter at a meeting only if a quorum of those shares is present. For purposes of the foregoing, where a separate vote by class or classes or a series or multiple series is required for any matter, the holders of a majority in voting power of the outstanding shares of such class or classes or a series or multiple series, present in person or represented by proxy, shall constitute a quorum to take action with respect to that vote on that matter. In the absence of a quorum of the holders of any class or series of stock entitled to vote on a matter, the holders of such class or series so present or represented may, by majority vote, adjourn the meeting of such class or series with respect to that matter from time to time in the manner provided by Section 1.4 of these Bylaws until a quorum of such class or series shall be so present or represented. Shares of its own capital stock belonging on the record date for the meeting to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation or any subsidiary of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

         Section 1.6. Organization.

         1.6.1. The chairman of the annual or any special meeting of the stockholders shall be the Chairman of the Board of Directors, or in the absence of the Chairman, any person designated by the Board of Directors. The Secretary, or in the absence of the Secretary, an Assistant Secretary, shall act as the secretary of the meeting, but in the absence of the Secretary and any Assistant Secretary, the chairman of the meeting may appoint any person to act as secretary of the meeting.

         1.6.2. The order of business at each such meeting shall be as determined by the chairman of the meeting. The chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts and things as are necessary or desirable for the proper conduct of the meeting, including, without limitation, the adjournment of any meeting, the establishment of procedures for the maintenance of order and safety, limitations on the time allotted to questions or comments on the affairs of the Corporation, restrictions on entry to such meeting after the time prescribed for the commencement thereof and the opening and closing of the voting polls. The chairman of the meeting shall have absolute authority over matters of procedure and there shall be no appeal from the ruling of the chairman.

         1.6.3. If disorder shall arise that prevents continuation of the legitimate business of the meeting, the chairman may announce the adjournment of the meeting and quit the chair and upon the chairman so doing the meeting is immediately adjourned.

         1.6.4. The chairman may ask or require that anyone who is not a bona fide stockholder or proxyholder leave the meeting.

         Section 1.7. Inspectors.



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

         Prior to any meeting of stockholders, the Board of Directors may, and shall if required by law, appoint one or more inspectors to act at such meeting and make a written report thereof and may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at the meeting of stockholders, the person presiding at the meeting may, and shall if required by law, appoint one or more inspectors to act at the meeting. The inspectors need not be stockholders of the Corporation, and any director or officer of the Corporation may be an inspector on any matter other than a vote for or against such director's or officer's election to any position with the Corporation or on any other matter in which such officer or director may be directly interested. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall ascertain the number of shares outstanding and the voting power of each, determine the shares represented at the meeting and the validity of proxies and ballots, count all votes and ballots, determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors and certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. The inspectors may appoint or retain other persons to assist them in the performance of their duties. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting. No ballot, proxy or vote, nor any revocation thereof or change thereto, shall be accepted by the inspectors after the closing of the polls. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the Corporation, the inspectors may consider such information as is permitted by applicable law.

         Section 1.8. Voting; Proxies; Nominations; Stockholder Proposals.

         1.8.1. Unless otherwise provided in the Certificate of Incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by such stockholder which has voting power upon the matter in question. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power, regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the Corporation generally. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the Secretary of the Corporation. Voting at meetings of stockholders need not be by written ballot unless the holders of a majority of the outstanding shares of all classes of stock entitled to vote thereon present in person or represented by proxy at such meeting shall so determine. Except where applicable law, the Certificate of Incorporation or these Bylaws require a different vote, if a quorum exists, action on a matter other than the election of directors is approved if the votes cast favoring the action exceed the votes cast opposing the action. In an election of directors, a plurality of the votes of the shares present in person or represented by proxy at a meeting and entitled to vote for directors is required in order to elect a director.

         1.8.2. Nomination of persons to stand for election to the Board of Directors at any annual or special stockholders meeting may be made by the holders of the Corporation's common stock at any time prior to the vote thereon.

         1.8.3. At any meeting of stockholders, a resolution or motion shall be considered for vote only if the proposal is brought properly before the meeting, which shall be determined by the chairman of the meeting in accordance with the following provisions:

                  1.8.3.1 Notice required by these Bylaws and by all applicable federal or state statutes or regulations shall have been given to, or waived by, all stockholders entitled to vote on such proposal. In the event notice periods of different lengths apply to the same proposed action under different laws or regulations, appropriate notice shall be deemed given if there is compliance with the greater of all applicable notice requirements.

                  1.8.3.2 Proposals may be made by the Board of Directors as to matters affecting holders of any class of stock issued by the Corporation. Proposals may also be made by the holders of shares of common stock.

                  1.8.3.3 Any proposal made by the Board of Directors or the holders of shares of common stock may be made at any time prior to or at the meeting if only the holders of common stock are entitled to vote thereon.

                  1.8.3.4 Any stockholder who gives notice of any stockholder proposal shall deliver therewith the text of the proposal to be presented and a brief written statement of the reasons why such stockholder favors the proposal and setting forth such stockholder's name and address, the number and class of all shares of each class of stock of the Corporation beneficially owned by such stockholder and any financial interest of such stockholder in the proposal (other than as a stockholder).

         Section 1.9. Fixing Date for Determination of Stockholders of Record.

         1.9.1. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty nor less than ten days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

         1.9.2. In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

         1.9.3. In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

         Section 1.10. List of Stockholders Entitled to Vote.

         The officer who has charge of the stock ledger shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting at least ten (10) days prior to the meeting (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of meeting or (ii) during ordinary business hours at the principal place of business of the Corporation. The list of stockholders must also be open to examination at the meeting as required by applicable law. Except as otherwise provided by law (a) the stock ledger shall be the only evidence as to who are the stockholders entitled by this Section 1.10 to examine the list of stockholders required by this Section 1.10 or to vote in person or by proxy at any meeting of stockholders and (b) failure to prepare or make available the list of stockholders shall not effect the validity of actions taken at the meeting.



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

         Section 1.11. Consent of Stockholders in Lieu of Meeting.

         Unless otherwise restricted by the Certificate of Incorporation, any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which minutes of proceedings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective unless, within sixty days of the earliest dated consent delivered to the Corporation in the manner provided by the previous sentence, written consents signed by a sufficient number of holders to take action are delivered to the Corporation in the manner provided by the previous sentence. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall, to the extent required by law, be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the Corporation.

         Section 1.12. Meeting by Remote Communication.

         If authorized by the Board of Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication: (a) participate in a meeting of stockholders; and (b) be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (i) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder, (ii) the Corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (iii) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.

                                   ARTICLE II
                               BOARD OF DIRECTORS

         Section 2.1. Powers; Number; Qualifications.

         The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, except as may be otherwise provided by law or in the Certificate of Incorporation. The Board of Directors shall consist of not less than three members, the number thereof to be determined by the Board of Directors. Any increase or decrease in the number of directors between annual meetings shall be approved by the holders of the common stock. Directors must be natural persons at least eighteen years of age but need not be stockholders of the Corporation.

         Section 2.2. Election; Term of Office; Resignation; Removal; Newly Created Directorships; Vacancies; Director Emeritus.




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

         2.2.1. Election; Term of Office.

         The Board of Directors shall be elected at each annual meeting of stockholders by the holders of the common stock. Each director shall hold office until his or her successor is elected and qualified or until his or her death, earlier resignation, removal or disqualification.

         2.2.2. Resignation.

         Any director may resign at any time upon notice to the Board of Directors or to the President or the Secretary of the Corporation. Such resignation shall take effect at the time specified therein, and unless otherwise specified therein, no acceptance of such resignation shall be necessary to make it effective.

         2.2.3. Removal.

         Any director or the entire Board of Directors may be removed, with or without cause, by holders of a majority of the voting power of the outstanding shares of the common stock. A vacancy on the Board of Directors caused by any such removal may be filled by the holders of common stock or, if such stockholders shall fail to fill such vacancy, by a majority of the remaining directors at any time before the end of the unexpired term.

         2.2.4. Newly Created Directorships; Vacancies.

         Unless otherwise provided in the Certificate of Incorporation or these Bylaws, newly created directorships resulting from any increase in the authorized number of directors between annual meetings shall be filled by the vote of the holders of the common stock and the director or directors filling a newly created directorship or directorships shall hold office until the next annual meeting of stockholders and until his or their successor or successors have been elected and qualified. A vacancy occurring in the Board of Directors that is not required by these Bylaws to be filled by the holders of common stock shall be filled by the affirmative vote of a majority of the remaining members of the Board of Directors even if the remaining directors constitute less than a quorum. A director elected to fill a vacancy shall be elected for the unexpired term of such director's predecessor in office.

         2.2.5. Director Emeritus.

         The Board of Directors may, at its discretion, designate a retired director as Director Emeritus. Each designation shall be for a period of one year and may be renewed for additional one-year terms. A Director Emeritus shall provide consulting and advisory services to the Board of Directors as requested from time to time by the Board of Directors and may be invited to attend meetings of the Board of Directors, but shall not vote or be counted for quorum purposes or have any of the duties or obligations imposed on a director or officer of the Corporation under the DGCL, the Corporation's Certificate of Incorporation or these Bylaws or otherwise be considered a director of the Corporation. A Director Emeritus shall be entitled to benefits and protections in accordance with Section 8.4 of these Bylaws (Indemnification of Directors and Officers) and shall be compensated for his services and reimbursed for expenses incurred in his capacity as Director Emeritus as the Board of Directors shall from time to time establish.

         Section 2.3. Annual and Regular Meetings.

         The Board of Directors shall hold its annual meeting without notice on the same day and the same place as, but just following, the annual meeting of the holders of common stock, or at such other date, time and place as may be determined by the Board of Directors. Regular meetings of the Board of Directors shall be held without notice at such dates, times and places as may be determined by the Board of Directors by resolution.




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

         Section 2.4.      Special Meetings; Notice.

         2.4.1. Special meetings of the Board of Directors may be held, with proper notice, upon the call of the Chairman of the Board of Directors or by at least two members of the Board of Directors at such time and place as specified in the notice.

         2.4.2. Notice of the date, time and place of each special meeting of the Board of Directors shall be given to each director at least two days prior to such meeting. The notice of a special meeting of the Board of Directors need not state the purposes of the meeting. Notice to each director of any special meeting may be given in person; by telephone, telegraph, teletype, electronically transmitted facsimile, or other means of wire or electronic transmission; or by mail or private carrier. Oral notice to a director of any special meeting is effective when communicated. Written notice to a director of any special meeting is effective at the earliest of: (i) the date received; (ii) five days after it is mailed; or (iii) the date shown on the return receipt if mailed by registered or certified mail, return receipt requested, if the return receipt is signed by or on behalf of the director to whom the notice is addressed.

         Section  2.5.   Participation  in  Meetings  by  Conference   Telephone
Permitted.

         Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, directors or members of any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors or of such committee, as the case may be, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Bylaw shall constitute presence in person at such meeting.

         Section 2.6. Quorum; Vote Required for Action.

         At all meetings of the Board of Directors a majority of the directors then in office shall constitute a quorum for the transaction of business at such meeting. The vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors unless the Certificate of Incorporation or these Bylaws shall require a vote of a greater number. In case at any meeting of the Board of Directors a quorum shall not be present, a majority of the directors present may, without notice other than announcement at the meeting, adjourn the meeting from time to time until a quorum can be obtained.

         Section 2.7. Organization.

         The Board of Directors shall elect a Chairman of the Board of Directors from among its members. If the Board of Directors deems it necessary, it may elect a Vice-Chairman of the Board of Directors from among its members to perform the duties of the Chairman of the Board of Directors in such chairman's absence and such other duties as the Board of Directors may assign. The Chairman of the Board of Directors or, in his absence, the Vice-Chairman of the Board of Directors, or in his absence, any director chosen by a majority of the directors present, shall act as chairperson of the meetings of the Board of Directors. The Secretary, any Assistant Secretary, or any other person appointed by the chairperson shall act as secretary of each meeting of the Board of Directors.

         Section 2.8. Action by Directors Without a Meeting.

         Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or of such committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission are filed with the minutes of proceedings of the Board of Directors or committee. Such filings shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

         Section 2.9. Compensation of Directors.



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

         Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, the Board of Directors shall determine and fix the compensation, if any, and the reimbursement of expenses which shall be allowed and paid to the directors. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity or any of its subsidiaries in any other capacity and receiving proper compensation therefore.

                                   ARTICLE III
                                   COMMITTEES

         Section 3.1. Committees.

         The Board of Directors may, by a vote of the majority of the directors then in office, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent permitted by law and provided in the resolution of the Board of Directors or in these Bylaws, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it.

         Section 3.2. Committee Rules.

         Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may adopt, amend and repeal rules for the conduct of its business. In the absence of a provision by the Board of Directors or a provision in the rules of such committee to the contrary, a majority of the entire authorized number of members of such committee shall constitute a quorum for the transaction of business, the vote of a majority of the members present at a meeting at the time of such vote if a quorum is then present shall be the act of such committee, and in other respects each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article II of these Bylaws. Each committee shall prepare minutes of its meetings which shall be delivered to the Secretary of the Corporation for inclusion in the Corporation's records.

                                   ARTICLE IV
                                    OFFICERS

         Section 4.1. Officers; Election.

         The Board of Directors shall, annually or at such times as the Board of Directors may designate, appoint a President, a Secretary and a Treasurer, and elect from among its members a Chairman. The Board of Directors may also appoint one or more Vice Presidents, one or more Assistant Vice Presidents, one or more Assistant Secretaries, and one or more Assistant Treasurers and such other officers as the Board of Directors may deem desirable or appropriate and may give any of them such further designations or alternate titles as it considers desirable. The Board of Directors may delegate, by specific resolution, to an officer the power to appoint other specified officers or assistant officers. Any number of offices may be held by the same person unless the Certificate of Incorporation or these Bylaws provide otherwise. Each officer shall be a natural person who is eighteen years of age or older.

         Section 4.2. Term of Office; Resignation; Removal; Vacancies.

         Unless otherwise provided in the resolution of the Board of Directors appointing any officer, each officer shall hold office until the next annual meeting of the Board of Directors at which his or her successor is appointed and qualified or until his or her earlier resignation or removal. Any officer may resign at any time upon notice given in writing or by electronic transmission to the Corporation. Such resignation shall take effect at the time specified therein, and unless otherwise specified therein no acceptance of such resignation shall be necessary to make it effective. The Board of Directors may remove any officer with or without cause at any time. Any such removal shall be without prejudice to the contractual rights of such officer, if any, with the


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

Corporation, but the appointment of an officer shall not of itself create contractual rights. The Board of Directors may also delegate to an officer the power to remove other specified officers or assistant officers. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise may be filled by the Board of Directors. An officer appointed to fill a vacancy shall serve for the unexpired term of such officer's predecessor, or until such officer's earlier death, resignation or removal.

         Section 4.3. Temporary Delegation of Duties.

         In the case of the absence of any officer, or his inability to perform his duties, or for any other reason deemed sufficient by the Board of Directors, the Board of Directors may delegate the powers and duties of such officer to any other officer or to any director temporarily, provided that a majority of the directors then in office concur and that no such delegation shall result in giving to the same person conflicting duties.

         Section 4.4. Chairman.

         The Chairman of the Board of Directors shall preside at all meetings of the Board of Directors and of the stockholders at which he or she shall be present and shall have and may exercise such powers as may, from time to time, be assigned to him or her by the Board of Directors or as may be provided by law.

         Section 4.5. Chief Executive Officer.

         The Chief Executive Officer (the "CEO"), if one is appointed by the Board of Directors, shall perform all duties customarily delegated to the chief executive officer of a corporation and such other duties as may from time to time be assigned to the CEO by the Board of Directors and these Bylaws.

         Section 4.6. President.

         If there is no separate CEO, the President shall be the CEO of the Corporation; otherwise, the President shall be responsible to the CEO for the day-to-day operations of the Corporation. The President shall have general and active management of the business of the Corporation; shall see that all orders and resolutions of the Board of Directors are carried into effect; and shall perform all duties as may from time to time be assigned by the Board of Directors or the CEO.

         Section 4.7. Vice Presidents.

         The Vice President or Vice Presidents shall have such powers and shall perform such duties as may, from time to time, be assigned to him or her or them by the Board of Directors, the CEO or the President or as may be provided by law.

         Section 4.8. Secretary.

         The Secretary shall have the duty to record the proceedings of the meetings of the stockholders, the Board of Directors and any committees thereof in a book to be kept for that purpose, shall authenticate records of the Corporation, shall see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law, shall be custodian of the records of the Corporation, may affix the corporate seal to any document the execution of which, on behalf of the Corporation, is duly authorized, and when so affixed may attest the same, and, in general, shall perform all duties incident to the office of secretary of a corporation and such other duties as may, from time to time, be assigned to him or her by the Board of Directors, the CEO or the President or as may be provided by law.

         Section 4.9. Treasurer.

         The Treasurer shall have charge of and be responsible for all funds, securities, receipts and disbursements of the Corporation and shall deposit or cause to be deposited, in the name of the Corporation, all moneys or other valuable effects in such banks, trust companies or other depositories as shall, from time to time, be selected by or under authority of the Board of Directors. If required by the Board of Directors, the Treasurer shall give a bond for the faithful discharge of his or her duties, with such surety or sureties as the Board of Directors may determine. The Treasurer shall keep or cause to be kept full and accurate records of all receipts and disbursements in books of the Corporation, shall maintain books of account and records and exhibit such books of account and records to any of the directors of the Corporation at any reasonable time, shall receive and give receipts for monies due and payable to the Corporation from any source whatsoever, shall render to the CEO, the President and to the Board of Directors, whenever requested, an account of the financial condition of the Corporation, and, if called to do so, make a full financial report at the annual meeting of the stockholders, and, in general, shall perform all the duties incident to the office of treasurer of a corporation and such other duties as may, from time to time, be assigned to him or her by the Board of Directors, the CEO or the President or as may be provided by law.

         Section 4.10. Assistant Secretaries and Assistant Treasurers.

         The Assistant Secretaries and Assistant Treasurers, if any, shall perform such duties as shall be assigned to them by the Secretary or the Treasurer, respectively, or by the President, the CEO or the Board of Directors. In the absence or at the request of the Secretary or the Treasurer, the Assistant Secretaries or Assistant Treasurers, respectively, shall perform the duties and exercise the powers of the Secretary or Treasurer, as the case may be.

         Section 4.11. Other Officers.

         The other officers, if any, of the Corporation shall have such powers and duties in the management of the Corporation as shall be stated in a resolution of the Board of Directors which is not inconsistent with these Bylaws and, to the extent not so stated, as generally pertain to their respective offices, subject to the control of the Board of Directors. The Board of Directors may require any officer, agent or employee to give security for the faithful performance of his or her duties.

         Section 4.12. Bond of Officers.

         The Board of Directors may require any officer or agent to give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for such terms and conditions as the Board of Directors may specify, including without limitation for the faithful performance of such officer's duties and for the restoration to the Corporation of any property belonging to the Corporation in such officer's possession or under the control of such officer.

         Section 4.13. Compensation.

         The salaries and other compensation of the officers shall be fixed or authorized from time to time by the Board of Directors. No officer shall be prevented from receiving such salary or other compensation by reason of the fact that he is also a director of the Corporation.

                                    ARTICLE V
                                      STOCK

         Section 5.1. Stock Certificates and Uncertificated Shares.

         The shares of stock in the Corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of the Corporation's stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate theretofore issued until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board of Directors, every holder of stock represented by certificates, and upon request every holder of uncertificated shares, shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman of the Board of Directors, if any, or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the Corporation, representing the number of shares of stock registered in certificate form owned by such holder. Any and all the


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

signatures on the certificate may be by a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

         Section 5.2. Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates.

         The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner's legal representative, to give the Corporation a bond in such form and amount (not exceeding twice the value of the stock represented by such certificate) and with such surety and sureties as the secretary may require in order to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

         Section 5.3. Transfer of Stock.

         Subject to any transfer restrictions set forth or referred to on the stock certificate or of which the Corporation otherwise has notice, shares of the Corporation shall be transferable on the books of the Corporation upon presentation to the Corporation or to the Corporation's transfer agent of a stock certificate signed by, or accompanied by an executed assignment form, the holder of record thereof, his duly authorized legal representative, or other appropriate person as permitted by the DGCL. The Corporation may require that any transfer of shares be accompanied by proper evidence reasonably satisfactory to the Corporation or to the Corporation's transfer agent that such endorsement is genuine and effective. Upon presentation of shares for transfer as provided above, the payment of all taxes, if any, therefor, and the satisfaction of any other requirement of law, including inquiry into and discharge of any adverse claims of which the Corporation has notice, the Corporation shall issue a new certificate to the person entitled thereto and cancel the old certificate. Every transfer of stock shall be entered on the stock books of the Corporation to accurately reflect the record ownership of each share. The Board of Directors also may make such additional rules and regulations as it may deem expedient concerning the issue, transfer, and registration of certificates for shares of the capital stock of the Corporation.

         Section 5.4. Preferred Stock.

         Shares of preferred stock shall be issued by the Corporation only after filing a Preferred Stock Designation described in the Articles of the Corporation's Certificate of Incorporation with the Delaware Secretary of State and satisfying all other requirements of the Certificate of Incorporation and the DGCL with respect thereto.

         Section 5.5. Holders of Record.

         The Corporation shall be entitled to treat the holder of record of any share of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, except as may be allowed by these Bylaws or required by the laws of Delaware.




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

         Section 5.6. Shares Held for the Account of a Specified Person or Persons.

         The Board of Directors may adopt a procedure whereby a stockholder of the Corporation may certify in writing to the Corporation that all or a portion of the shares registered in the name of such stockholder are held for the account of a specified person or persons.

                                   ARTICLE VI
        EXECUTION OF INSTRUMENTS; CHECKS AND ENDORSEMENTS; DEPOSITS; ETC.

         Section 6.1. Execution of Instruments.

         Except as otherwise provided by the Board of Directors, the Chairman, the CEO, the President, any Vice President, the Treasurer or the Secretary shall have the power to execute and deliver on behalf of and in the name of the Corporation any instrument requiring the signature of an officer of the Corporation. Unless authorized to do so by these Bylaws or by the Board of Directors, no assistant officer, agent or employee shall have any power or authority to bind the Corporation in any way, to pledge its credit or to render it liable pecuniarily for any purpose or in any amount.

         Section 6.2. Borrowing.

         No loan shall be contracted on behalf of the Corporation, and no evidence of indebtedness shall be issued, endorsed or accepted in its name, unless authorized by the Board of Directors or a committee designated by the Board of Directors so to act. Such authority may be general or confined to specific instances. When so authorized, an officer may (a) effect loans at any time for the Corporation from any bank or other entity and for such loans may execute and deliver promissory notes or other evidences of indebtedness of the Corporation; and (b) mortgage, pledge or otherwise encumber any real or personal property, or any interest therein, owned or held by the Corporation as security for the payment of any loans or obligations of the Corporation, and to that end may execute and deliver for the Corporation such instruments as may be necessary or proper in connection with such transaction.

         Section 6.3. Attestation.

         All signatures authorized by this Article may be attested, when appropriate or required, by any officer of the Corporation except the officer who signs on behalf of the Corporation.

         Section 6.4. Checks and Endorsements.

         All checks, drafts or other orders for the payment of money, obligations, notes or other evidences of indebtedness issued in the name of the Corporation and other such instruments shall be signed or endorsed for the Corporation by such officers or agents of the Corporation as shall from time to time be determined by resolution of the Board of Directors, which resolution may provide for the use of facsimile signatures.

         Section 6.5. Deposits.

         All funds of the Corporation not otherwise employed shall be deposited from time to time to the Corporation's credit in such banks or other depositories as shall from time to time be determined by resolution of the Board of Directors, which resolution may specify the officers or agents of the Corporation who shall have the power, and the manner in which such power shall be exercised, to make such deposits and to endorse, assign and deliver for collection and deposit checks, drafts and other orders for the payment of money payable to the Corporation or its order.

         Section 6.6. Voting of Securities and Other Entities.

         Unless otherwise provided by resolution of the Board of Directors, the Chairman, Chief Executive Officer, or the President, or any officer designated in writing by any of them, is authorized to attend in person, or may execute


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

written instruments appointing a proxy or proxies to represent the Corporation, at all meetings of any corporation, partnership, limited liability company, association, joint venture, or other entity in which the Corporation holds any securities or other interests and may execute written waivers of notice with respect to any such meetings. At all such meetings, any of the foregoing officers, in person or by proxy as aforesaid and subject to the instructions, if any, of the Board of Directors, may vote the securities or interests so held by the Corporation, may execute any other instruments with respect to such securities or interests, and may exercise any and all rights and powers incident to the ownership of said securities or interests. Any of the foregoing officers may execute one or more written consents to action taken in lieu of a formal meeting of such corporation, partnership, limited liability company, association, joint venture, or other entity.

                                   ARTICLE VII
                        DIVIDENDS AND OTHER DISTRIBUTIONS

         Section 7.1. Dividends and Other Distributions.

         Subject to the provisions of the DGCL, dividends and other distributions may be declared by the Board of Directors in such form, frequency and amounts as the condition of the affairs of the Corporation shall render advisable.

                                  ARTICLE VIII
                                  MISCELLANEOUS

         Section 8.1. Fiscal Year.

         The fiscal year of the Corporation shall be determined by the Board of Directors.

         Section 8.2. Seal.

         The Corporation may have a corporate seal and shall be in such form as may be approved from time to time by the Board of Directors. The corporate seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced. The impression of the seal may be made and attested by either the Secretary or any Assistant Secretary for the authentication of contracts or other papers requiring the seal.

         Section 8.3. Waiver of Notice of Meetings of Stockholders, Directors and Committees.

         Whenever notice is required to be given by law or under any provision of the Certificate of Incorporation or these Bylaws, a written waiver thereof, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except (i) in the case when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened and (ii) in the case when the person attends the meeting for the purpose of objecting to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the notice of the meeting, the person objects to considering the matter when it is presented. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors or members of a committee of directors need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the Certificate of Incorporation or these Bylaws.

         Section 8.4. Indemnification of Directors and Officers.

         8.4.1. Directors and Officers.

         The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding"), by reason of the fact that he


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

or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans (a "Covered Person"), against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, the Corporation shall be required to indemnify a Covered Person in connection with a proceeding (or part thereof) commenced by such Covered Person only if the commencement of such proceeding (or part thereof) by the Covered Person was authorized in the specific case by the Board of Directors. A Director Emeritus shall be considered to be an officer of the Corporation for all purposes of this Section 8.4.

         8.4.2. Prepayment of Expenses.

         The Corporation shall to the fullest extent not prohibited by applicable law promptly pay the expenses (including attorneys' fees) incurred by a Covered Person in defending any proceeding in advance of its final disposition, provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by such Covered Person to repay all amounts advanced if it should be ultimately determined that such Covered Person is not entitled to be indemnified under this Section 8.4 or otherwise.

         8.4.3. Nonexclusivity of Rights.

         The rights conferred on any Covered Person by this Section 8.4 shall not be exclusive of any other rights which such Covered Person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

         8.4.4. Other Sources.

         The Corporation's obligation, if any, to indemnify or to advance expenses to any Covered Person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such Covered Person may collect as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, enterprise or non-profit enterprise.

         8.4.5. Amendment or Repeal.

         Any repeal or modification of the foregoing  provisions of this Section
8.4 shall not adversely affect any right or protection hereunder of any Covered Person in respect of any act or omission occurring prior to the time of such repeal or modification.

         8.4.6. Other Indemnification and Prepayment of Expenses.

         This Section 8.4 shall not limit the right of the Corporation, to the extent and in the manner permitted by law, to indemnify persons other than Covered Persons and to advance expenses to such other persons when and as authorized by appropriate corporate action.

         8.4.7. Insurance.

         The Corporation may purchase and maintain insurance on behalf of any person that the Corporation is permitted to indemnify in accordance with these Bylaws against any liability asserted against any such person and incurred by such person whether or not the Corporation would have the power to indemnify such person against such liability under the DGCL. Any such insurance may be procured from any insurance company designated by the Board of Directors, whether such insurance company is formed under the laws of this state or any other jurisdiction of the United States or elsewhere, including any insurance company in which the Corporation has an equity interest through stock ownership or otherwise.

         8.4.8. Selection of Counsel.

         Notwithstanding any other provision of this Section 8.4, the Corporation may condition the right to indemnification of, and the advancement of expenses to, a Covered Person on its right to select legal counsel representing such Covered Person on the terms of this Subsection 8.4.8. The Corporation shall have the right to select counsel for any Covered Person in any legal action that may give rise to indemnification under this Section 8.4 provided that: (a) the Corporation consults with the Covered Person seeking indemnification with respect to the selection of competent legal counsel; and
(b) the Corporation pays all reasonable fees and costs incurred by the attorney in defending the Covered Person (subject to the Corporation's right to recover such fees and costs if it is determined at the conclusion of the action, suit or proceeding that there is no right of indemnification). Notwithstanding any other provision of this Section 8.4, the Corporation shall not be responsible for indemnification of, or the advancement of expenses to, any Covered Person who declines to use counsel reasonably selected by the Corporation as provided in this Subsection 8.4.8. Counsel shall be deemed to be reasonably selected by the Corporation if such counsel is a competent attorney who can independently represent the Covered Person consistent with the applicable ethical standards of the Code of Professional Responsibility.

         Section 8.5. Interested Directors; Quorum.

         No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because any such director's or officer's votes are counted for such purpose, if: (1) the material facts as to the director's or officer's relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the material facts as to the director's or officer's relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

         Section 8.6. Prohibited Transactions.

         For so long as the Corporation is a publicly-traded company or subject to applicable federal or state securities laws or exchange or other market listing requirements, no extensions of credit in the form of personal loans or other prohibited forms of assistance under Section 402 of the Sarbanes-Oxley Act of 2002 may be made to a director or executive officer of the Corporation.

         Section 8.7. Form of Records.

         Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account and minute books, may be kept on, or by means of, or be in the form of, any information storage device or method, provided that the records so kept can be converted into clearly legible paper form within a reasonable time.

         Section 8.8. Record of Stockholders.

         The Secretary shall maintain, or shall cause to be maintained, a record of the names and addresses of the Corporation's stockholders, in a form that permits preparation of a list of stockholders that is arranged by class of stock entitled to vote and, within each such class, by series of shares, that is alphabetical within each class or series, and that shows the address of, and the number of shares of each class or series held by, each stockholder.

         Section 8.9. Addresses of Stockholders.

         Each stockholder shall furnish to the Secretary of the Corporation or the Corporation's transfer agent an address to which notices from the
Corporation, including notices of meetings, may be directed and if any stockholder shall fail so to designate such an address, it shall be sufficient for any such notice to be directed to such stockholder at such stockholder's address last known to the Secretary or transfer agent.

         Section 8.10. Amendment of Bylaws.

         The Board of Directors is authorized to adopt, amend or repeal these Bylaws at any annual meeting of the Board of Directors or any other meeting called for that purpose. The holders of shares of common stock entitled to vote also may adopt additional Bylaws and may amend or repeal any Bylaw, whether or not adopted by them, at an annual stockholders meeting or a special meeting called, wholly or in part, for such purpose. The power of the Board of Directors to adopt, amend or repeal Bylaws may be limited by an amendment to the Certificate of Incorporation or an amendment to the Bylaws adopted by the holders of common stock that provides that a particular Bylaw or Bylaws may only be adopted, amended or repealed by the holders of common stock.

         Section 8.11. Gender.

         The masculine gender if and when used in these Bylaws is used as a matter of convenience only and shall be interpreted to include the feminine gender as the circumstances indicate.

         Section 8.12. Definitions.

         Terms not otherwise defined in these Bylaws shall have the meanings set forth in the DGCL.

                                                                         ANNEX D

                        COLORADO BUSINESS CORPORATION ACT
                                   Article 113
                               Dissenters' Rights

7-113-101. DEFINITIONS

For purposes of this article:

(1) "Beneficial shareholder" means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

(2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

(3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

(4) "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

(5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

(6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

(7) "Shareholder" means either a record shareholder or a beneficial shareholder.

7-113-102. RIGHT TO DISSENT

(1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any of the following corporate actions:

         (a) Consummation of a plan of merger to which the corporation is a party if:

                  (I) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or

                  (II) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

         (b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

         (c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102 (1); and

         (d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102
(2). (1.3) A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the national market system of the national association of securities dealers automated quotation system, or were held of record by more than two thousand shareholders, at the time of:

         (a) The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;

         (b) The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or

         (c) The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

         (1.8) The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder's shares, pursuant to the corporate action, anything except:

                  (a) Shares of the corporation surviving the consummation of the plan of merger or share exchange;

                  (b) Shares of any other corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the national market system of the national association of securities dealers automated quotation
         system,   or  will  be  held  of  record  by  more  than  two  thousand shareholders;

                  (c) Cash in lieu of fractional shares; or

                  (d) Any combination of the foregoing described shares or cash in lieu of fractional shares.

         (2) (Deleted by  amendment,  L. 96, p.  1321,ss.30,  effective  June 1,
1996.)

         (2.5) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the` event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

         (3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.

         (4) A shareholder entitled to dissent and obtain payment for the shareholder's shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

7-113-103. DISSENT BY NOMINEES AND BENEFICIAL OWNERS

         (1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters' rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

         (2) A beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if:

         (a) The beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

         (b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

         (3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights. Any such requirement shall be stated in the dissenters' notice given pursuant to section 7-113-203.

7-113-201. NOTICE OF DISSENTERS' RIGHTS

         (1) If a proposed  corporate action creating  dissenters'  rights under section 7-113-102 is submitted to a vote at a shareholders' meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders' meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (1).

         (2) If a proposed  corporate action creating  dissenters'  rights under section  7-113-102 is authorized  without a meeting of shareholders  pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (2).

7-113-202. NOTICE OF INTENT TO DEMAND PAYMENT

         (1) If a proposed  corporate action creating  dissenters'  rights under section 7-113-102 is submitted to a vote at a shareholders' meeting and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (1), a shareholder who wishes to assert dissenters' rights shall:

                  (a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated; and

                  (b) Not vote the shares in favor of the proposed corporate action.

         (2) If a proposed  corporate action creating  dissenters'  rights under section  7-113-102 is authorized  without a meeting of shareholders  pursuant to section 7-107-104 and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (2), a shareholder who wishes to assert dissenters' rights shall not execute a writing consenting to the proposed corporate action.

         (3) A shareholder  who does not satisfy the  requirements of subsection
(1) or (2) of this section is not entitled to demand payment for the shareholder's shares under this article.

7-113-203. DISSENTERS' NOTICE

         (1) If a proposed  corporate action creating  dissenters'  rights under section 7-113-102 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this article.

         (2) The dissenters' notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters' rights under section 7-113-102 and shall:

                  (a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

                  (b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

                  (c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

                  (d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

                  (e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

                  (f) State the requirement  contemplated  in section  7-113-103
         (3), if such requirement is imposed; and

                  (g) Be accompanied by a copy of this article.

7-113-204. PROCEDURE TO DEMAND PAYMENT

         (1) A shareholder who is given a dissenters' notice pursuant to section 7-113-203 and who wishes to assert dissenters' rights shall, in accordance with the terms of the dissenters' notice:

                  (a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203 (2)
         (d), duly completed, or may be stated in another writing; and

                  (b) Deposit the shareholder's certificates for certificated shares.

         (2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder's exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of such corporate action.

         (3) Except as provided in section 7-113-207 or 7-113-209 (1) (b), the demand for payment and deposit of certificates are irrevocable.


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

         (4) A shareholder who does not demand payment and deposit the shareholder's share certificates as required by the date or dates set in the dissenters' notice is not entitled to payment for the shares under this article.

7-113-205. UNCERTIFICATED SHARES

         (1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

         (2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.

7-113-206. PAYMENT

         (1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters' rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, the amount the corporation estimates to be the fair value of the dissenter's shares, plus accrued interest.

         (2) The payment made pursuant to subsection (1) of this section shall be accompanied by:

                  (a) The corporation's balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;

                  (b) A statement of the corporation's estimate of the fair value of the shares;

                  (c) An explanation of how the interest was calculated;

                  (d) A statement of the dissenter's right to demand payment under section 7-113-209; and

                  (e) A copy of this article.

7-113-207. FAILURE TO TAKE ACTION

         (1) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

         (2) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters' notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.

7-113-208. SPECIAL PROVISIONS RELATING TO SHARES ACQUIRED AFTER ANNOUNCEMENT OF PROPOSED CORPORATE ACTION

         (1) The corporation may, in or with the dissenters' notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter's payment demand under section
7-113-204, whether or not the dissenter (or the person on whose behalf dissenters' rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters' rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

         (2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206 (2).

7-113-209. PROCEDURE IF DISSENTER IS DISSATISFIED WITH PAYMENT OR OFFER

         (1) A dissenter may give notice to the corporation in writing of the dissenter's estimate of the fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation's offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

                  (a) The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair
         value  of  the  shares  or  that  the  interest  due  was   incorrectly
         calculated;

                  (b) The corporation fails to make payment under section 7-113-206 within sixty-days after the date set by the corporation by which the corporation must receive the payment demand; or

                  (c) The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207 (1).

         (2) A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter's shares.

7-113-301. COURT ACTION

         (1) If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

         (2) The corporation shall commence the proceeding described in subsection (1) of this section in the district court of the county in this state where the corporation's principal office is located or, if the corporation has no principal office in this state, in the district court of the county in which its registered office is located. If the corporation is a foreign corporation without a registered office, it shall commence the proceeding in the county where the registered office of the domestic corporation merged into, or whose shares were acquired by, the foreign corporation was located.

         (3) The corporation shall make the dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter's payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current records of shareholder holding the dissenter's shares, or as provided by law.

         (4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.

         (5) Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter's shares for which the corporation elected to withhold payment under section 7-113-208.

7-113-302. COURT COSTS AND COUNSEL FEES

         (1) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.

         (2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

                  (a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with the requirements of part 2 of this article; or

                  (b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

                  (3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

                           IRVINE PACIFIC CORPORATION
                            1721 TWENTY FIRST STREET
                         SANTA MONICA, CALIFORNIA 90414
                                 (310) 453-4499
                    Proxy for Special Meeting of Shareholders
                         to be Held on November 21, 2003


           THIS PROXY IS SOLICITED ON BEHALF OF OUR BOARD OF DIRECTORS


         The undersigned hereby appoints David MacEachern, with full power of substitution, as a proxy or proxies to represent the undersigned at a special meeting of shareholders to be held on November 21, 2003 or any adjournment or postponement thereof and to vote thereat, as designated below, all the shares of common stock of Irvine Pacific Corporation, a Colorado corporation (the "Company"), held of record by the undersigned at the close of business on October 22, 2003, with all the power that the undersigned would possess if personally present, in accordance with the instructions noted hereon, as follows:


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSALS LISTED BELOW. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED PURSUANT TO THE BOARD OF DIRECTORS' RECOMMENDATION.


         PLEASE VOTE, DATE AND SIGN THIS PROXY ON THE OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Has your address changed?                     Do you have any comments?

________________________________________________________________________________


Detach here if you are returning your proxy card by mail


The Board of Directors recommends a vote "FOR" Proposal 1 and "FOR" Proposal 2. To vote in accordance with the Board of Directors' recommendation, merely sign below; no boxes need to be checked.


         1. To consider and vote on the reincorporation of the Company in the State of Delaware, to be effected pursuant to an Agreement and Plan of Merger, dated October 26 2003, by and between the Company and iMedia International, Inc. and a wholly owned subsidiary of the Company ("iMedia"), pursuant to which the Company will merge with and into iMedia, and iMedia will survive the reincorporation merger (approval of this reincorporation proposal will constitute approval of the reincorporation merger and the Agreement and Plan of Merger);


         |_| FOR |_| AGAINST |_| ABSTAIN


         2. To approve any proposal which may be submitted by the Company to adjourn the special meeting to a later date to solicit additional proxies in favor of Proposal 1 above in the event that there are not sufficient votes for approval of Proposal 1 at the special meeting.


         |_| FOR |_| AGAINST |_| ABSTAIN

     Please mark
|X|  votes as in
     this example.

                           The shares represented by this proxy will be voted as directed by the shareholder. In his or her discretion, any named proxy may vote on such other business as may properly come before the special meeting or any adjournments or postponements thereof.

                           This proxy revokes all prior proxies with respect to the special meeting and may be revoked prior to exercise. Receipt of the Notice of Special Meeting of Shareholders and the proxy statement relating to the special meeting is hereby acknowledged.

                           Mark box at right if you plan to attend  the  Special
                           Meeting.                                          |_|

                           Mark box at right if an address change or comment has
                           been marked on the reverse side of this card.     |_|

                           Please complete, sign, date and return the proxy card promptly, using the enclosed envelope.

                           Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature     Date:








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